UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21759

Name of Fund: BlackRock Global Dynamic Equity Fund

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: Anne F. Ackerley, Chief Executive Officer, BlackRock Global Dynamic Equity Fund, 55 East 52nd Street, New York, NY 10055.

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 10/31/2009

Date of reporting period: 10/31/2009

Item 1 – Report to Stockholders

EQUITIES   FIXED INCOME   REAL ESTATE   LIQUIDITY   ALTERNATIVES   BLACKROCK SOLUTIONS

BlackRock Global Dynamic Equity Fund

ANNUAL REPORT | OCTOBER 31, 2009

NOT FDIC INSURED
MAY LOSE VALUE
NO BANK GUARANTEE

2	BLACKROCK GLOBAL DYNAMIC EQUITY FUND	OCTOBER 31, 2009

Dear Shareholder

Over the past 12 months, we have witnessed a seismic shift in market sentiment — from fear and pessimism during the worst economic decline and crisis of confidence in financial markets since The Great Depression to increasing optimism amid emerging signs of recovery. The period began in the midst of an intense deterioration in global economic activity and financial markets in the final months of 2008 and the early months of 2009. The collapse of confidence resulted in massive government policy intervention on a global scale in the financial system and the economy. The tide turned dramatically in March 2009, however, on the back of new US government initiatives, as well as better-than-expected economic data and upside surprises in corporate earnings.

Not surprisingly, global equity markets endured extreme volatility over the past 12 months, starting with steep declines and heightened risk aversion in the early part of the reporting period, which eventually gave way to an impressive rally that began in March. Although there have been fits and starts along the way and a few modest corrections, the new bull market has pushed all major US indices well into positive territory for 2009. The experience in international markets was similar to that in the United States. In particular, emerging markets (which were less affected by the global credit crunch and are experiencing faster economic growth rates when compared to the developed world) have posted impressive gains since the rally began.

In fixed income markets, the flight-to-safety premium in Treasury securities prevailed during the equity market downturn, which drove yields sharply lower, but concerns about deficit spending, debt issuance, inflation and dollar weakness have kept Treasury yields range bound in recent months. As economic and market conditions began to improve in early 2009, near-zero interest rates on risk-free assets prompted many investors to reallocate money from cash investments into higher-yielding and riskier non-Treasury assets. The high yield sector was the greatest beneficiary of this move, having decisively outpaced all other taxable asset classes since the start of 2009. Similarly, the municipal bond market is on pace for its best performance year ever in 2009, following one of its worst years in 2008. Investor demand remains strong for munis, helping to create a highly favorable technical backdrop. Municipal bond mutual funds are seeing record inflows, reflecting the renewed investor interest in the asset class.

As a result of the rebound in sentiment and global market conditions, most major benchmark indexes are now in positive territory for both the 6- and 12-month periods.

Total Returns as of October 31, 2009	6-month	12-month

US equities (S&P 500 Index)	20.04%	9.80%

Small cap US equities (Russell 2000 Index)	16.21	6.46

International equities (MSCI Europe, Australasia, Far East Index)	31.18	27.71

US Treasury securities (BofA Merrill Lynch 10-Year US Treasury Index*)	(0.79)	8.12

Taxable fixed income (Barclays Capital US Aggregate Bond Index)	5.61	13.79

Tax-exempt fixed income (Barclays Capital Municipal Bond Index)	4.99	13.60

High yield bonds (Barclays Capital US Corporate High Yield 2% Issuer Capped Index)	27.72	48.65

*	Formerly a Merrill Lynch index.

Past performance is no guarantee of future results. Index performance shown for illustrative purposes only. You cannot invest directly in an index.

The market environment has visibly improved since the beginning of the year, but a great deal of uncertainty and risk remain. Through periods of market turbulence, as ever, BlackRock’s full resources are dedicated to the management of our clients’ assets. For additional market perspective and investment insight, visit the most recent issue of our award-winning Shareholder® magazine at www.blackrock.com/shareholdermagazine. As always, we thank you for entrusting BlackRock with your investments, and we look forward to continuing to serve you in the months and years ahead.

Sincerely,

Rob Kapito
President, BlackRock Advisors, LLC

Announcement to Shareholders

On December 1, 2009, BlackRock, Inc. and Barclays Global Investors, N.A. combined to form one of the world’s preeminent investment management firms. The new company, operating under the BlackRock name, manages $3.19 trillion in assets** and offers clients worldwide a full complement of active management, enhanced and index investment strategies and products, including individual and institutional separate accounts, mutual funds and other pooled investment vehicles, and the industry-leading iShares platform of exchange traded funds.

**	Data is as of September 30, 2009, is subject to change, and is based on a pro forma estimate of assets under management and other data at BlackRock, Inc. and Barclays Global Investors.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Fund Summary as of October 31, 2009

Portfolio Management Commentary

How did the Fund perform?

•

The Fund’s Institutional Shares outperformed the Reference Portfolio, while Investor A, Investor B, Investor C and Class R Shares underperformed the Reference Portfolio — which comprises 60% US equities and 40% non-US equities, as represented by the Standard & Poor’s 500 (S&P 500) Index and the Financial Times Stock Exchange (FTSE) World Index (Excluding US), respectively. The Fund underperformed the broad-based FTSE World Index for the 12-month period.

What factors influenced performance?

•

Contributing favorably to the Fund’s performance relative to its Reference Portfolio was its underweight and stock selection in the United States, along with an overweight and stock selection in Canada. The Fund also benefited from its overweight position in emerging markets, including Brazil, Russia, India and China. From a sector perspective, stock selection in energy, health care and industrials, along with an overweight in materials and an underweight and stock selection in utilities, all contributed positively.

•

The Fund also held positions in convertible bonds, which contributed positively to relative performance. Convertible bonds are fixed income securities that may be converted into equity securities under certain conditions.

•

Detracting from the Fund’s relative performance were its underweights and stock selection in Australia, Spain and France, and an overweight and stock selection in Japan. From a sector perspective, an underweight and stock selection in consumer discretionary, information technology (IT) and financials all detracted from relative performance. An overweight and stock selection in the telecommunication services sector also detracted from relative results.

Describe recent portfolio activity.

•

During the period, the Fund increased its equity weightings in Europe, Latin America and Africa/Middle East and decreased its weightings in Asia and the United States. On a sector basis, the Fund increased its weightings in materials, IT, financials, consumer staples and consumer discretionary, while reducing its weightings in industrials, energy, health care, telecommunication services and utilities. Reflecting the above changes, the Fund’s cash and short-term securities holdings decreased from 9% of net assets to 7%.

Describe Fund positioning at period end.

•	Relative to its Reference Benchmark, the Fund was underweight in the US and Europe, and was overweight in Asia and Latin America.

•

On a sector basis, the Fund was overweight in materials, telecommunication services, energy and health care. The Fund is currently underweight in financials, consumer discretionary, IT, consumer staples, utilities and industrials.

•	In addition, the Fund was overweight in convertible bonds.

•

As for currency exposure, the Fund was underweight in the US dollar, the British pound, the euro, the Australian dollar and the Swiss franc. The Fund’s overweight positions included the Japanese yen and the Brazilian real.

•

Cash and short-term securities helped mitigate portfolio volatility, served as a source of funds for new investments and contributed to reducing the overall portfolio interest rate duration during the period.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Expense Example

	Actual			Hypothetical[2]

	Beginning Account Value May 1, 2009	Ending Account Value October 31, 2009	Expenses Paid During the Period[1]	Beginning Account Value May 1, 2009	Ending Account Value October 31, 2009	Expenses Paid During the Period[1]

Institutional	$1,000	$1,227.50	$5.45	$1,000	$1,020.31	$4.94
Investor A	$1,000	$1,226.60	$6.96	$1,000	$1,018.95	$6.31
Investor B	$1,000	$1,220.80	$11.42	$1,000	$1,014.92	$10.36
Investor C	$1,000	$1,221.60	$11.26	$1,000	$1,015.07	$10.21
Class R	$1,000	$1,223.40	$9.13	$1,000	$1,016.98	$8.29

[1]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.97% for Institutional, 1.24% for Investor A, 2.04% for Investor B, 2.01% for Investor C and 1.63% for Class R), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

[2]

Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 6 for further information on how expenses were calculated.

4	BLACKROCK GLOBAL DYNAMIC EQUITY FUND	OCTOBER 31, 2009

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charge, if any, transaction costs and other operating expenses, including advisory fees. Institutional Shares do not have a sales charge.

[2]	The Fund invests primarily in the securities of corporate issuers located in North and South America, Europe, Australia and the Far East.

[3]	This unmanaged capitalization-weighted index is comprised of 2,200 equities from 24 countries in 12 regions, including the United States.

[4]

This unmanaged index covers 500 industrial, utility, transportation and financial companies of the US markets (mostly New York Stock Exchange (“NYSE”) issues) representing about 75% of NYSE market capitalization and 30% of NYSE issues.

[5]	This unmanaged capitalization-weighted index is comprised of 1,631 companies in 28 countries, excluding the United States.

[6]	The Reference Portfolio is an unmanaged weighted index comprised of 60% of the S&P 500 Index and 40% of the FTSE World Index (Excluding US).

[7]	Commencement of operations.

Performance Summary for the Period Ended October 31, 2009

		Average Annual Total Returns[8]

		1 Year		Since Inception[9]

	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge

Institutional	22.75%	18.98%	N/A	4.29%	N/A
Investor A	22.66	18.58	12.35%	4.02	2.62%
Investor B	22.08	17.68	13.18	3.20	2.50
Investor C	22.16	17.64	16.64	3.23	3.23
Class R	22.34	18.16	N/A	3.68	N/A
FTSE World Index	26.80	22.55	N/A	1.42	N/A
FTSE World Index (Excluding US)	32.49	33.56	N/A	4.16	N/A
S&P 500 Index	20.04	9.80	N/A	(1.94)	N/A
Reference Portfolio	24.96	18.89	N/A	0.57	N/A

[8]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 6 for a detailed description of share classes, including any related sales charges and fees.

[9]	The Fund commenced operations on November 4, 2005.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

BLACKROCK GLOBAL DYNAMIC EQUITY FUND	OCTOBER 31, 2009	5

About Fund Performance

•	Institutional Shares are not subject to any sales charge. Institutional Shares bear no ongoing distribution or service fees and are available only to eligible investors.

•	Investor A Shares incur a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee).

•

Investor B Shares are subject to a maximum contingent deferred sales charge of 4.50% declining to 0% after six years. In addition, Investor B Shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares automatically convert to Investor A Shares after approximately eight years. (There is no initial sales charge for automatic share conversions.) Investor B Shares of the Fund are no longer available for purchase except through exchanges, dividend reinvestments, or for purchase by certain qualified employee benefit plans.

•

Investor C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase. In addition, Investor C Shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year.

•

Class R Shares do not incur a maximum initial sales charge (front-end load) or deferred sales charge. These shares are subject to a distribution fee of 0.25% per year and a service fee of 0.25% per year. Class R Shares are available only to certain retirement plans. The returns for Class R Shares prior to March 1, 2007 (the commencement of operations of Class R Shares) are based upon performance of the Fund’s Institutional Shares (which have no distribution or service fees) restated to reflect Class R Share fees.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Fund may charge a 2% redemption fee for sales or exchanges of shares within 30 days of purchase or exchange. Performance data does not reflect this potential fee. Figures shown in the performance table on the previous page assume reinvestment of all dividends and capital gain distributions, if any, at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The Fund’s investment advisor waived a portion of its fees. Without such waiver, the Fund’s returns would have been lower. BlackRock Advisors, LLC is under no obligation to waive or continue waiving its fees after March 1, 2011. Dividends paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

Disclosure of Expenses

Shareholders of this Fund may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and (b) operating expenses including advisory fees, distribution fees including 12b-1 fees, and other Fund expenses. The expense example on the previous page (which is based on a hypothetical investment of $1,000 invested on May 1, 2009 and held through October 31, 2009) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The table provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The table also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the table are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

6	BLACKROCK GLOBAL DYNAMIC EQUITY FUND	OCTOBER 31, 2009

Portfolio Information

As of October 31, 2009

Ten Largest Holdings (Equity Investments)	Percent of Long-Term Investments

SPDR Gold Trust	3%
Microsoft Corp.	2
Petroleo Brasileiro SA	2
Bristol-Myers Squibb Co.	1
AT&T Inc.	1
Exxon Mobil Corp.	1
Chevron Corp.	1
JPMorgan Chase & Co.	1
Johnson & Johnson	1
International Business Machines Corp.	1

Geographic Allocation	Percent of Long-Term Investments

United States	56%
Japan	12
Canada	5
Brazil	4
United Kingdom	3
China	3
Russia	2
Switzerland	2
Singapore	2
Other[1]	11

[1]	Other includes a 1% holding in each of the following countries: South Korea, Taiwan, India, France, Hong Kong, United Arab Emirates, Malaysia, Australia, Spain, Kazakhstan and Israel.

Derivative Financial Instruments

The Fund may invest in various derivative instruments, including financial futures contracts, swaps, options and foreign currency exchange contracts as specified in Note 2 of the Notes to Consolidated Financial Statements, which constitute forms of economic leverage. Such instruments are used to obtain exposure to a market without owning or taking physical custody of securities or to hedge market, equity, credit and/or foreign currency exchange rate risks. Such derivative instruments involve risks, including the imperfect correlation between the value of a derivative instrument and the underlying asset, possible default of the counterparty to the transaction and illiquidity of the derivative instrument. The Fund’s ability to successfully use a derivative instrument depends on the investment advisor’s ability to accurately predict pertinent market movements, which cannot be assured. The use of derivative instruments may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio securities at inopportune times or for distressed values, may limit the amount of appreciation the Fund can realize on an investment or may cause the Fund to hold a security that it might otherwise sell. The Fund’s investments in these instruments are discussed in detail in the Notes to Consolidated Financial Statements.

BLACKROCK GLOBAL DYNAMIC EQUITY FUND	OCTOBER 31, 2009	7

Consolidated Schedule of Investments October 31, 2009	(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Australia — 0.9%
BHP Billiton Ltd.	101,200	$3,319,019
CSL Ltd.	35,100	985,525
Newcrest Mining Ltd.	30,320	871,539
Telstra Corp. Ltd.	134,900	400,872
Transurban Group	53,766	218,146
Woodside Petroleum Ltd.	40,700	1,707,181

		7,502,282

Austria — 0.1%
Telekom Austria AG	68,200	1,117,187

Belgium — 0.2%
RHJ International (a)	134,000	977,740
RHJ International — ADR (a)(b)	64,200	469,053

		1,446,793

Brazil — 3.4%
All America Latina Logistica SA	41,100	301,671
Banco Itau Holding Financeira SA (Preference Shares)	31,300	595,404
Cia Brasileira de Distribuição Grupo Pao de Acucar (Preference Shares)	67,843	2,047,691
Cia Energetica de Minas Gerais — ADR	21,401	337,922
Cosan Ltd. (a)	115,200	767,232
Cyrela Brazil Realty SA	142,100	1,802,870
GVT Holding SA (a)	26,300	754,692
Hypermarcas SA (a)	125,300	2,512,259
Mrv Engenharia e Participações SA	44,800	841,780
NET Servicos de Comunicação SA (Preference Shares) (a)	33,900	417,784
Petroleo Brasileiro SA — ADR	349,300	14,181,056
SLC Agricola SA	112,300	815,985
Usinas Siderurgicas de Minas Gerais SA (Preference ‘A’ Shares)	15,300	399,523
Vale SA Class A (Preference Shares)	62,000	1,395,493
Vivo Participações SA — ADR	85,575	2,075,194

		29,246,556

Canada — 4.6%
Agrium Inc.	1,800	84,510
Alamos Gold, Inc. (a)	94,700	756,165
BCE, Inc.	4,000	95,920
Barrick Gold Corp.	119,997	4,311,492
Canadian Natural Resources Ltd.	23,200	1,500,344
Canadian Pacific Railway Ltd.	52,000	2,249,080
Eldorado Gold Corp. (a)	170,500	1,900,310
EnCana Corp.	1,600	88,624
Goldcorp, Inc.	144,300	5,305,911
Golden Star Resources Ltd. (a)	56,500	175,967
IAMGOLD Corp.	312,900	4,114,635
IAMGOLD, International African Mining Gold Corp.	72,600	962,811
Kinross Gold Corp.	355,550	6,604,985
New Gold, Inc. (a)	12,900	46,734

Common Stocks	Shares	Value

Canada (concluded)
Nortel Networks Corp. (a)	25,400	$1,448
Rogers Communications, Inc., Class B	31,400	921,353
Rogers Communications, Inc., Class B	58,100	1,701,168
Sino-Forest Corp. (a)	106,100	1,493,372
Suncor Energy, Inc.	21,568	715,977
TELUS Corp.	16,100	505,743
Talisman Energy, Inc.	14,300	243,717
Teck Resources Ltd., Class B	4,200	121,464
Thomson Corp.	1,900	60,135
Vittera, Inc. (a)	44,600	424,546
Yamaha Gold, Inc.	476,100	5,051,179

		39,437,590

Chile — 0.1%
Banco Santander Chile SA — ADR	7,000	368,480
Sociedad Quimica y Minera de Chile SA	16,600	610,050

		978,530

China — 2.2%
BaWang International (Group) Holding Ltd. (a)	63,400	26,423
Beijing Enterprises Holdings Ltd.	999,344	5,982,023
Chaoda Modern Agriculture Holdings Ltd.	2,691,493	2,079,573
China BlueChemical Ltd.	545,800	290,391
China Communications Services Corp. Ltd.	33,600	17,381
China Life Insurance Co. Ltd. — ADR	12,699	871,278
China Mobile Ltd.	165,400	1,550,530
China Shenhua Energy Co. Ltd., Class H	549,800	2,466,459
China South Locomotive and Rolling Corp.	458,800	254,435
Denway Motors Ltd.	717,500	343,445
Guangshen Railway Co. Ltd.	1,936,000	786,613
Huaneng Power International, Inc.	146,900	93,770
Jiangsu Express	263,500	234,326
Ping An Insurance Group Co. of China Ltd.	88,500	775,603
Shanghai Industrial Holdings Ltd.	61,600	289,381
Tianjin Development Holdings Ltd.	3,255,400	2,002,095
Tianjin Port Development Holdings Ltd.	1,584,000	587,611
Xiamen International Port Co. Ltd.	1,955,000	363,113

		19,014,450

Egypt — 0.2%
Telecom Egypt	506,934	1,642,472

Finland — 0.1%
Fortum Oyj	33,112	783,722

France — 1.0%
AXA — ADR	1,500	37,200
AXA SA	22,200	552,118
Cie Générale d’Optique Essilor International SA	45,500	2,547,597
France Telecom SA	110,000	2,725,663
Sanofi-Aventis	8,200	601,077
Sanofi-Aventis — ADR	2,000	73,840
Thales SA	12,400	600,811
Total SA	27,074	1,620,115

		8,758,421

Portfolio Abbreviations

To simplify the listings of portfolio holdings in the Consolidated Schedule of Investments, the names and descriptions of many of the securities have been abbreviated according to the following list:

ADR	American Depositary Receipts
BRL	Brazilian Real
CHF	Swiss Franc
CNY	Chinese Yuan
ETF	Exchange-Traded Fund
EUR	Euro
GBP	British Pound
GDR	Global Depositary Receipts
HKD	Hong Kong Dollar
HOLDR	Holding Company Depositary Receipts
INR	Indonesian Rupiah
JPY	Japanese Yen
KRW	South Korean Won
LIBOR	London Inter Bank Offered Rate
MSCI	Morgan Stanley Capital International
MYR	Malaysian Ringgit
SGD	Singapore Dollar
SPDR	Standard & Poor’s Depositary Receipts
USD	US Dollar

See Notes to Consolidated Financial Statements.

8	BLACKROCK GLOBAL DYNAMIC EQUITY FUND	OCTOBER 31, 2009

Consolidated Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Germany — 0.3%
Allianz AG Registered Shares	7,728	$885,813
Bayer AG	14,391	998,453
Bayer AG — ADR	1,100	76,120

		1,960,386

Hong Kong — 1.0%
Cheung Kong Holdings Ltd.	76,200	967,077
Cheung Kong Infrastructure Holdings Ltd.	298,200	1,060,281
HSBC Holdings Plc Hong Kong Registered Shares	99,800	1,102,068
Hutchison Whampoa Ltd.	249,300	1,749,808
The Link Real Estate Investment Trust	859,200	1,934,913
Ports Design Ltd.	2,500	6,737
Wharf Holdings Ltd.	331,125	1,789,107

		8,609,991

India — 0.9%
Adani Power Ltd. (a)	367,867	761,739
Bharat Heavy Electricals Ltd.	32,700	1,528,064
Container Corp. of India	6,700	156,045
Hindustan Lever Ltd.	77,600	458,635
Housing Development Finance Corp.	13,200	734,403
Larsen & Toubro Ltd.	20,650	678,938
Reliance Industries Ltd.	45,900	1,853,021
State Bank of India Ltd.	30,620	1,406,476

		7,577,321

Indonesia — 0.1%
Bumi Resources Tbk PT	2,771,407	667,182

Ireland — 0.1%
Accenture Plc	2,400	88,992
Covidien Plc	23,875	1,005,615

		1,094,607

Israel — 0.3%
AFI Development Plc — ADR	172,000	395,600
Check Point Software Technologies Ltd. (a)	4,400	136,708
Ectel Ltd. (a)	4,251	5,229
Teva Pharmaceutical Industries Ltd. — ADR	42,885	2,164,835

		2,702,372

Italy — 0.1%
Assicurazioni Generali SpA	10,700	269,418
Intesa Sanpaolo SpA	150,100	631,693

		901,111

Japan — 10.8%
Aioi Insurance Co., Ltd.	588,000	2,588,604
Astellas Pharma, Inc.	30,200	1,112,081
Canon, Inc.	66,400	2,503,469
Coca-Cola Central Japan Co., Ltd.	39,000	522,564
Coca-Cola West Holdings Co., Ltd.	83,975	1,559,872
Daihatsu Motor Co., Ltd.	59,500	608,700
Daikin Industries Ltd.	7,800	264,387
Daiwa House Industry Co., Ltd.	105,200	1,123,910
East Japan Railway Co.	47,524	3,043,380
Fanuc Ltd.	4,500	373,775
Fuji Heavy Industries Ltd.	136,000	531,460
Fujitsu Ltd.	54,700	322,117
Futaba Industrial Co., Ltd.	87,100	455,900
Hitachi Chemical Co., Ltd.	44,700	887,415
Hokkaido Coca-Cola Bottling Co., Ltd.	15,000	81,874
Honda Motor Co., Ltd.	52,400	1,618,462
Hoya Corp.	109,600	2,411,997
JGC Corp.	97,377	1,861,399

Common Stocks	Shares	Value

Japan (concluded)
KDDI Corp.	680	$3,609,089
Kinden Corp.	116,000	942,093
Kirin Holdings Co., Ltd.	174,100	2,841,849
Kubota Corp.	342,600	2,662,268
Kyowa Hakko Kirin Co. Ltd.	65,000	751,336
Mikuni Coca-Cola Bottling Co., Ltd.	39,500	333,006
Mitsubishi Corp.	218,000	4,621,677
Mitsubishi Tanabe Pharma Corp.	22,100	282,145
Mitsui & Co., Ltd.	239,600	3,146,655
Mitsui Sumitomo Insurance Group Holdings, Inc.	55,509	1,292,141
Murata Manufacturing Co., Ltd.	29,300	1,429,594
NGK Insulators Ltd.	38,700	868,040
NTT DoCoMo, Inc.	3,047	4,418,954
NTT Urban Development Co.	435	349,453
Nintendo Co., Ltd.	2,500	627,062
Nippon Sheet Glass Co., Ltd.	10,400	30,645
Nippon Telegraph & Telephone Corp.	33,000	1,361,658
Nipponkoa Insurance Co., Ltd.	457,800	2,492,557
Nomura Holdings, Inc.	141,200	995,209
Okumura Corp.	346,500	1,207,090
Panasonic Corp.	8,600	121,389
Rinnai Corp.	19,900	874,443
Rohm Co., Ltd.	12,500	828,962
Sekisui House Ltd.	287,000	2,481,900
Seven & I Holdings Co., Ltd.	98,300	2,152,008
Shimachu Co., Ltd.	20,500	484,638
Shin-Etsu Chemical Co., Ltd.	71,500	3,791,738
Shionogi & Co., Ltd.	47,700	1,028,963
Sony Corp. — ADR	2,000	58,780
Sumitomo Chemical Co., Ltd.	1,011,600	4,030,478
Sumitomo Electric Industries Ltd.	24,300	294,875
Sumitomo Mitsui Financial Group, Inc.	44,900	1,526,156
Suzuki Motor Corp.	126,200	3,053,553
TDK Corp.	6,400	367,973
Tadano Ltd.	29,000	137,326
Takeda Pharmaceutical Co., Ltd.	19,700	787,873
Terumo Corp.	9,100	478,976
Toda Corp.	234,500	781,711
Toho Co., Ltd.	83,500	1,254,989
Tokio Marine Holdings, Inc.	172,200	4,403,220
Tokyo Gas Co., Ltd.	544,000	2,155,021
Toyota Industries Corp.	85,000	2,302,169
Toyota Motor Corp.	39,900	1,575,130
Ube Industries Ltd.	415,400	1,070,483
West Japan Railway Co.	269	953,271

		93,129,912

Kazakhstan — 0.4%
KazMunaiGas Exploration Production — ADR	136,700	3,232,955

Luxembourg — 0.0%
ArcelorMittal	1,535	51,948
Millicom International Cellular SA (a)	1,400	87,724

		139,672

Malaysia — 0.4%
Axiata Group Bhd (a)	659,800	561,912
British American Tobacco Malaysia Bhd	40,000	525,312
Genting Malaysia Bhd	132,630	105,939
IOI Corp. Bhd	684,420	1,061,199
PLUS Expressways Bhd	66,500	64,101
Telekom Malaysia Bhd	293,000	257,497
Tenaga Nasional Bhd	305,841	749,624

		3,325,584

See Notes to Consolidated Financial Statements.

BLACKROCK GLOBAL DYNAMIC EQUITY FUND	OCTOBER 31, 2009	9

Consolidated Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Mexico — 0.2%
America Movil, SA de CV — ADR	32,900	$1,451,877
Fomento Economico Mexicano, SA de CV — ADR	11,200	485,072

		1,936,949

Netherlands — 0.3%
Koninklijke KPN NV	92,977	1,686,484
Koninklijke Philips Electronics NV	3,200	80,288
Unilever NV — ADR	23,200	716,648

		2,483,420

Norway — 0.2%
StatoilHydro ASA	56,500	1,331,377

Philippines — 0.0%
First Gen Corp. (a)	54,000	17,805

Russia — 2.0%
Kuzbassrazrezugol (a)	3,080,806	785,605
MMC Norilsk Nickel — ADR	110,037	1,452,488
Novorossiysk Commercial Sea Port — GDR	307,200	3,532,800
OAO Gazprom — ADR	58,500	1,412,775
OAO Rosnft Oil Co. — ADR (a)	77,400	592,110
Polyus Gold Co. ZAO — ADR	58,400	1,579,720
RusHydro — ADR (a)	899,534	3,202,341
Sberbank	1,259,100	2,832,975
Surgutneftegaz — ADR	72,900	645,894
Uralkali — GDR	46,600	1,053,626

		17,090,334

Singapore — 1.1%
CapitaLand Ltd.	38,500	111,646
Fraser and Neave Ltd.	390,800	1,064,013
Keppel Corp. Ltd.	364,800	2,096,539
MobileOne Ltd.	259,090	320,514
Noble Group Ltd.	123,280	225,301
Oversea-Chinese Banking Corp.	233,000	1,255,609
Parkway Holdings Ltd.	600,190	1,070,150
Parkway Life Real Estate Investment Trust	35,983	31,357
Sembcorp Marine Ltd.	210,400	513,197
Singapore Press Holdings Ltd.	191,000	523,047
Singapore Telecommunications Ltd.	1,053,960	2,185,631

		9,397,004

South Africa — 0.2%
Anglo Platinum Ltd.	3,800	328,460
Gold Fields Ltd. — ADR	35,400	451,350
Impala Platinum Holdings Ltd.	15,000	330,052
Katanga Mining Ltd. (a)	323,748	218,415
Sasol Ltd.	13,700	513,275

		1,841,552

South Korea — 1.3%
Cheil Industries, Inc.	9,600	358,155
KT Corp. — ADR	92,100	1,478,205
KT&G Corp.	31,200	1,817,015
Korean Reinsurance Co.	13,659	123,412
LS Corp.	13,400	1,094,786
Meritz Fire & Marine Insurance Co., Ltd.	13,947	96,469
POSCO	2,100	870,298
POSCO — ADR	10,600	1,082,472
Paradise Co., Ltd.	88,134	255,623

Common Stocks	Shares	Value

South Korea (concluded)
SK Telecom Co., Ltd.	4,100	$624,424
Samsung Electronics Co., Ltd.	4,240	2,551,348
Samsung Fine Chemicals Co., Ltd.	21,500	851,961

		11,204,168

Spain — 0.4%
Iberdrola Renovables	131,900	586,315
Telefonica SA	96,510	2,695,186

		3,281,501

Switzerland — 1.8%
Crédit Suisse Group AG	25,042	1,338,675
Foster Wheeler AG (a)	42,984	1,203,122
Nestlé SA Registered Shares	88,615	4,120,737
Noble Corp.	1,600	65,184
Novartis AG Registered Shares	21,070	1,097,202
Roche Holding AG	9,924	1,589,457
Transocean Ltd. (a)	13,830	1,160,475
Tyco Electronics Ltd.	16,475	350,094
Tyco International Ltd.	16,075	539,316
UBS AG	54,800	913,776
Weatherford International Ltd. (a)	22,200	389,166
Zurich Financial Services AG	9,307	2,131,234

		14,898,438

Taiwan — 1.2%
Asustek Computer, Inc.	291,338	535,087
Catcher Technology Co., Ltd.	96,800	234,331
Chunghwa Telecom Co., Ltd.	471,719	827,992
Chunghwa Telecom Co., Ltd. — ADR	103,023	1,790,540
Compal Electronics, Inc.	206,000	257,542
Delta Electronics, Inc.	723,324	2,008,476
Far EasTone Telecommunications Co., Ltd.	362,000	407,287
HON HAI Precision Industry Co., Ltd.	347,817	1,362,339
HTC Corp.	88,750	881,335
MediaTek, Inc.	17,000	237,932
Taiwan Cement Corp.	332,947	341,586
Taiwan Semiconductor Manufacturing Co., Ltd.	904,994	1,641,658

		10,526,105

Thailand — 0.3%
Hana Microelectronics Pcl	603,900	336,052
PTT Public Co.	148,500	1,066,268
Siam Commercial Bank Pcl	524,900	1,213,120

		2,615,440

United Kingdom — 2.8%
Antofagasta Plc	35,900	452,319
AstraZeneca Group Plc — ADR	1,200	53,892
BP Plc	284,952	2,670,078
BP Plc — ADR (c)	49,600	2,808,352
British American Tobacco Plc	49,263	1,569,817
Diageo Plc — ADR	68,900	4,479,878
Guinness Peat Group Plc	1,268,582	765,988
HSBC Holdings Plc	356,500	3,939,370
HSBC Holdings Plc — ADR	17,800	985,942
Lloyds TSB Group Plc	203,300	286,647
Prudential Plc	30,900	280,677
Shire Pharmaceuticals Plc — ADR	1,400	74,620
Standard Chartered Plc	15,800	387,606
Unilever Plc	46,837	1,399,295
Vodafone Group Plc	912,551	2,011,111
Vodafone Group Plc — ADR	62,694	1,391,180

		23,556,772

See Notes to Consolidated Financial Statements.

10	BLACKROCK GLOBAL DYNAMIC EQUITY FUND	OCTOBER 31, 2009

Consolidated Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

United States — 44.9%
3Com Corp. (a)	340,000	$1,747,600
3M Co.	24,400	1,795,108
ACE Ltd.	86,900	4,463,184
The AES Corp. (a)	5,900	77,113
AT&T Inc.	404,687	10,388,315
Abbott Laboratories	79,800	4,035,486
Advance Auto Parts, Inc.	1,400	52,164
Aetna, Inc.	79,500	2,069,385
Affiliated Computer Services, Inc., Class A (a)	2,900	151,061
Alliance Resource Partners LP	18,600	696,756
The Allstate Corp.	21,700	641,669
Altria Group, Inc. (c)	68,300	1,236,913
Amdocs Ltd. (a)	2,700	68,040
American Commercial Lines, Inc. (a)	39,050	837,622
American Water Works Co., Inc.	16,200	307,314
AmerisourceBergen Corp.	17,600	389,840
Amgen, Inc. (a)	32,500	1,746,225
Amphenol Corp., Class A	3,700	148,444
Anadarko Petroleum Corp.	33,700	2,053,341
Analog Devices, Inc.	6,500	166,595
Apache Corp.	22,300	2,098,876
Apple, Inc. (a)	18,300	3,449,550
Arch Capital Group Ltd. (a)	12,600	848,862
Archer-Daniels-Midland Co.	1,900	57,228
Ascent Media Corp., Class A (a)	195	4,522
Autoliv, Inc.	1,200	40,296
Avnet, Inc. (a)	1,000	24,780
Avon Products, Inc.	24,100	772,405
Axis Capital Holdings Ltd.	1,100	31,779
BMC Software, Inc. (a)	4,100	152,356
Bank of America Corp.	316,800	4,618,944
The Bank of New York Mellon Corp. (c)	185,379	4,942,204
Baxter International, Inc.	12,200	659,532
Beckman Coulter, Inc.	1,400	90,062
Biogen Idec, Inc. (a)	2,000	84,260
Biosante Pharmaceuticals, Inc. (a)	3,387	5,148
Boeing Co.	67,800	3,240,840
Boston Scientific Corp. (a)	47,400	384,888
Bristol-Myers Squibb Co.	526,700	11,482,060
Broadcom Corp., Class A (a)	17,400	463,014
Bunge Ltd.	9,811	559,816
Burlington Northern Santa Fe Corp.	71,900	5,415,508
CA, Inc.	151,500	3,169,380
CF Industries Holdings, Inc.	800	66,600
CMS Energy Corp.	36,900	490,770
CNA Financial Corp. (a)	1,000	21,770
CNX Gas Corp. (a)	19,300	537,698
CVS Caremark Corp.	43,670	1,541,551
Calpine Corp. (a)	5,100	57,324
CenturyTel, Inc.	10,541	342,161
Chesapeake Energy Corp.	9,200	225,400
Chevron Corp. (c)	121,450	9,295,783
Chipotle Mexican Grill, Inc., Class A (a)	1,900	154,831
Chubb Corp.	34,900	1,693,348
Cigna Corp.	44,800	1,247,232
Cisco Systems, Inc. (a)	199,200	4,551,720
Citigroup, Inc.	220,623	902,348
The Coca-Cola Co.	30,200	1,609,962

Common Stocks	Shares	Value

United States (continued)
Cognizant Technology Solutions Corp. (a)	6,400	$247,360
Comcast Corp., Class A	295,200	4,280,400
Comerica, Inc.	3,300	91,575
Complete Production Services, Inc. (a)	71,800	684,254
Computer Sciences Corp. (a)	6,100	309,331
Comverse Technology, Inc. (a)	130,300	1,094,520
ConAgra Foods, Inc.	28,800	604,800
ConocoPhillips	80,900	4,059,562
Consol Energy, Inc.	138,300	5,920,623
Constellation Brands, Inc., Class A (a)	24,100	381,262
Corning, Inc.	279,800	4,087,878
Crown Holdings, Inc. (a)	36,100	962,065
DISH Network Corp. (a)	33,000	574,200
DaVita, Inc. (a)	17,300	917,419
Dell, Inc. (a)	38,000	550,620
Devon Energy Corp.	32,400	2,096,604
Discover Financial Services, Inc.	350	4,949
Discovery Communications, Inc., Class A (a)	1,850	50,875
Discovery Communications, Inc., Class C (a)	1,950	46,839
Dover Corp.	1,600	60,288
The Dow Chemical Co.	96,900	2,275,212
Dr. Pepper Snapple Group, Inc. (a)	9,240	251,882
E.I. du Pont de Nemours & Co.	65,100	2,071,482
EMC Corp. (a)	68,000	1,119,960
Eaton Corp.	1,600	96,720
eBay, Inc. (a)	44,100	982,107
Edison International	1,800	57,276
El Paso Corp.	288,424	2,829,439
Electronic Arts, Inc. (a)	70,700	1,289,568
Eli Lilly & Co.	27,200	925,072
Endo Pharmaceuticals Holdings, Inc. (a)	11,000	246,400
Endurance Specialty Holdings Ltd.	47,000	1,691,530
Entergy Corp.	22,900	1,756,888
Everest Re Group Ltd.	7,500	656,175
Exelon Corp.	28,000	1,314,880
Extreme Networks, Inc. (a)	3,043	6,055
Exxon Mobil Corp. (c)	144,700	10,370,649
FMC Corp.	34,700	1,773,170
FPL Group, Inc.	41,100	2,018,010
FairPoint Communications, Inc.	3,003	324
Family Dollar Stores, Inc.	1,900	53,770
Fidelity National Information Services, Inc.	7,700	167,552
Fidelity National Title Group, Inc., Class A	136,700	1,855,019
Fluor Corp.	1,300	57,746
Forest Laboratories, Inc. (a)	16,000	442,720
Freeport-McMoRan Copper & Gold, Inc., Class B	28,657	2,102,277
The Gap, Inc.	4,000	85,360
Garmin Ltd.	2,700	81,702
General Communication, Inc., Class A (a)	29,300	180,195
General Dynamics Corp.	4,500	282,150
General Electric Co.	279,460	3,985,100
General Mills, Inc.	16,400	1,081,088
Genzyme Corp. (a)	33,100	1,674,860
Gilead Sciences, Inc. (a)	24,500	1,042,475
Global Industries Ltd. (a)	222,500	1,622,025
Global Payments, Inc.	2,000	98,460
The Goldman Sachs Group, Inc.	12,500	2,127,125
Goodrich Corp.	1,200	65,220

See Notes to Consolidated Financial Statements.

BLACKROCK GLOBAL DYNAMIC EQUITY FUND	OCTOBER 31, 2009	11

Consolidated Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

United States (continued)
Google, Inc., Class A (a)	9,800	$5,253,976
H.J. Heinz Co.	23,193	933,286
Halliburton Co.	39,050	1,140,650
Hanesbrands, Inc. (a)	3,150	68,103
Harris Corp.	2,900	120,988
HealthSouth Corp. (a)	24,260	354,439
Hess Corp.	23,100	1,264,494
Hewitt Associates, Inc., Class A (a)	2,700	95,904
Hewlett-Packard Co.	51,300	2,434,698
Hologic, Inc. (a)	178,800	2,642,664
Humana, Inc. (a)	60,600	2,277,348
Intel Corp.	94,300	1,802,073
International Business Machines Corp.	60,500	7,296,905
International Game Technology	76,500	1,364,760
International Paper Co.	22,600	504,206
JDS Uniphase Corp. (a)	15,850	88,601
JPMorgan Chase & Co.	218,800	9,139,276
Johnson & Johnson	151,900	8,969,695
KBR, Inc.	32,720	669,778
Key Energy Services, Inc. (a)	23,425	171,237
King Pharmaceuticals, Inc. (a)	15,700	159,041
Kraft Foods, Inc.	129,197	3,555,501
L-3 Communications Holdings, Inc.	600	43,374
LSI Corp. (a)	10,000	51,200
Lexmark International, Inc., Class A (a)	53,300	1,359,150
Liberty Media Corp. — Entertainment, Class A (a)	68	2,096
Liberty Media Holding Corp. — Capital (a)	17	352
Liberty Media Holding Corp. — Interactive (a)	2,515	28,520
Life Technologies Corp. (a)	15,359	724,484
Lockheed Martin Corp.	20,900	1,437,711
Lubrizol Corp.	1,400	93,184
MEMC Electronic Materials, Inc. (a)	4,800	59,616
Manpower, Inc.	600	28,446
Marathon Oil Corp.	88,400	2,826,148
Marsh & McLennan Cos., Inc.	4,200	98,532
Mattel, Inc.	105,400	1,995,222
McDermott International, Inc. (a)	76,600	1,702,818
McDonald’s Corp.	34,200	2,004,462
The McGraw-Hill Cos., Inc.	2,400	69,072
McKesson Corp.	19,600	1,151,108
Mead Johnson Nutrition Co.	26,500	1,114,060
MeadWestvaco Corp.	3,900	89,037
Medco Health Solutions, Inc. (a)	30,200	1,694,824
Medtronic, Inc.	101,700	3,630,690
Merck & Co., Inc.	114,475	3,540,712
MetLife, Inc.	24,600	837,138
Mettler Toledo International, Inc. (a)	5,300	516,750
Microsoft Corp.	555,300	15,398,469
Morgan Stanley	53,200	1,708,784
Motorola, Inc.	83,200	713,024
Murphy Oil Corp.	15,700	959,898
Mylan, Inc. (a)	51,451	835,564
NRG Energy, Inc. (a)	1,800	41,382
Nabors Industries Ltd. (a)	14,500	302,035
National Oilwell Varco, Inc. (a)	50,072	2,052,451
National Semiconductor Corp.	7,700	99,638
Newmont Mining Corp.	112,400	4,884,904
News Corp., Class A	98,900	1,139,328
Noble Energy, Inc.	1,000	65,630
Northern Trust Corp.	64,200	3,226,050
Northrop Grumman Corp.	2,000	100,260

Common Stocks	Shares	Value

United States (continued)
Novell, Inc. (a)	34,900	$142,741
Occidental Petroleum Corp.	36,150	2,743,062
Oracle Corp.	134,500	2,837,950
PPL Corp.	28,800	847,872
Pall Corp.	5,000	158,700
PartnerRe Ltd.	7,700	588,896
PepsiAmericas, Inc.	10,500	307,020
PerkinElmer, Inc.	22,500	418,725
Perrigo Co.	17,700	658,263
Pfizer, Inc.	410,790	6,995,745
PharMerica Corp. (a)	1,075	16,587
Philip Morris International, Inc.	54,300	2,571,648
Pitney Bowes, Inc.	3,900	95,550
Platinum Underwriters Holdings Ltd.	17,500	625,975
Polycom, Inc. (a)	98,700	2,119,089
Praxair, Inc.	6,500	516,360
Precision Castparts Corp.	15,000	1,432,950
Pride International, Inc. (a)	2,200	65,032
Principal Financial Group, Inc.	16,900	423,176
The Procter & Gamble Co.	108,100	6,269,800
The Progressive Corp.	46,400	742,400
QUALCOMM, Inc.	45,600	1,888,296
Qwest Communications International, Inc.	414,900	1,489,491
R.R. Donnelley & Sons Co.	4,700	94,376
Ralcorp Holdings, Inc. (a)	2,801	150,414
RenaissanceRe Holdings Ltd.	16,500	866,250
Reynolds American, Inc.	800	38,784
Ross Stores, Inc.	2,000	88,020
RusHydro	3,895,854	136,355
Ryder System, Inc.	2,000	81,100
SUPERVALU, Inc.	11,891	188,710
Safeway, Inc.	2,500	55,825
Sara Lee Corp.	185,300	2,092,037
Schering-Plough Corp.	129,300	3,646,260
Schlumberger Ltd.	35,500	2,208,100
Seahawk Drilling, Inc. (a)	146	3,942
Smith International, Inc.	11,100	307,803
The Southern Co.	10,500	327,495
Spirit Aerosystems Holdings, Inc., Class A (a)	101,000	1,607,920
Sprint Nextel Corp. (a)	187,200	554,112
The St. Joe Co. (a)(d)	51,600	1,235,304
State Street Corp.	29,900	1,255,202
Stone Energy Corp. (a)	11,100	170,163
Sun Microsystems, Inc. (a)	59,775	488,959
Synopsys, Inc. (a)	4,100	90,200
Tellabs, Inc. (a)	2,800	16,856
Teradata Corp. (a)	6,800	189,584
Texas Instruments, Inc.	43,400	1,017,730
Thermo Fisher Scientific, Inc. (a)	25,600	1,152,000
Time Warner Cable, Inc.	7,789	307,198
Time Warner, Inc.	31,033	934,714
Total System Services, Inc.	6,700	106,999
Transatlantic Holdings, Inc.	9,500	479,750
The Travelers Cos., Inc.	63,900	3,181,581
U.S. Bancorp	139,900	3,248,478
URS Corp. (a)	1,200	46,632
Unifi, Inc. (a)	127,500	354,450
Unilever Plc — ADR	14,500	432,535
Union Pacific Corp.	90,300	4,979,142
United Technologies Corp.	11,000	675,950
UnitedHealth Group, Inc.	101,900	2,644,305

See Notes to Consolidated Financial Statements.

12	BLACKROCK GLOBAL DYNAMIC EQUITY FUND	OCTOBER 31, 2009

Consolidated Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Common Stocks		Shares	Value

United States (concluded)
UnumProvident Corp.		2,700	$53,865
Validus Holdings Ltd.		30,056	760,417
VeriSign, Inc. (a)		2,900	66,149
Verizon Communications, Inc.		246,400	7,290,976
Viacom, Inc., Class B (a)		88,550	2,443,095
WABCO Holdings, Inc.		400	9,488
Wal-Mart Stores, Inc.		114,900	5,708,232
Waters Corp. (a)		22,150	1,272,075
WellPoint, Inc. (a)		46,450	2,172,002
Wells Fargo & Co.		187,800	5,168,256
Western Digital Corp. (a)		9,100	306,488
The Western Union Co.		28,400	516,028
Windstream Corp.		29,091	280,437
XL Capital Ltd., Class A		219,400	3,600,354
XTO Energy, Inc.		30,400	1,263,424
Xerox Corp.		294,400	2,213,888
Xilinx, Inc.		2,600	56,550

			383,696,083

Total Common Stocks — 83.9%			717,146,044

Fixed Income Securities

Corporate Bonds		Par (000)

Brazil — 0.0%
All America Latina Logistica SA, 3.00%, 10/02/12 (e)	BRL	93	99,432

Canada — 0.3%
Sino-Forest Corp., 5.00%, 8/01/13 (b)(e)	USD	2,332	2,463,175

China — 0.3%
GOME Electrical Appliances Holdings Ltd., 55.08%, 5/18/14 (e)(f)	CNY	19,900	2,870,963

Hong Kong — 0.0%
FUJI Food and Catering Services Holdings Ltd., 5.50%, 10/18/10 (a)(e)(f)(g)		10,800	94,910

India — 0.1%
Gujarat NRE Coke Ltd., 19.34%, 4/12/11 (e)(f)	USD	1,000	1,250,000

Malaysia — 0.5%
Berjaya Land Bhd, 8.00%, 8/15/11 (e)	MYR	4,290	1,273,927
Feringghi Capital Ltd., 0%, 12/22/09 (e)(f)	USD	900	1,010,250
YTL Power Finance Cayman Ltd., 0%, 5/09/10 (e)(f)		1,600	1,959,045

			4,243,222

Singapore — 0.4%
Olam International Ltd., 6.00%, 10/15/16 (e)		800	891,602
Wilmar International Ltd., 11.12%, 12/18/12 (e)(f)		900	1,151,713
Yanlord Land Group Ltd., 5.85%, 7/13/14 (e)	SGD	1,750	1,348,507

			3,391,822

United Arab Emirates — 0.9%
Aldar Funding Ltd., 5.77%, 11/10/11 (e)	USD	475	533,781
Dana Gas Sukuk Ltd., 7.50%, 10/31/12 (e)		7,610	7,205,757

			7,739,538

Corporate Bonds		Par (000)	Value

United States — 1.4%
Advanced Micro Devices, Inc.:
7.75%, 11/01/12	USD	39	$34,710
6.00%, 5/01/15 (e)		9,850	7,165,875
Cell Genesys, Inc., 3.13%, 5/01/13 (e)		27	11,033
China Milk Products Group Ltd., 16.07%, 1/05/12 (e)(f)		1,000	1,110,406
IOI Capital Bhd Series IOI, 0%, 12/18/11 (e)(f)		2,150	2,593,438
Nabi Biopharmaceuticals, 2.88%, 4/15/25 (e)		50	47,500
Preferred Term Securities (a):
XXIV, Ltd., 5.97%, 3/22/37 (b)		1,200	12
XXV, Ltd., 5.76%, 6/22/37		1,150	12
XXVI, Ltd., 6.19%, 9/22/37		970	10
XXVII, Ltd., 6.29%, 12/22/37		900	9
SBA Communications Corp., 4.00%, 10/01/14 (b)(e)		412	477,405

			11,440,410

Total Corporate Bonds — 3.9%			33,593,472

U.S. Treasury Obligations

U.S. Treasury Notes, 2.75%, 7/31/10	10,525	10,717,405

Total U.S. Treasury Obligations — 1.3%		10,717,405

Total Fixed Income Securities — 5.2%		44,310,877

Investment Companies	Shares

Brazil — 0.0%
iShares MSCI Brazil Index Fund	3,500	240,905

United States — 5.1%
Consumer Staples Select Sector SPDR Fund	66,100	1,707,363
Financial Select Sector SPDR Fund (d)	423,100	5,931,862
Health Care Select Sector SPDR Fund	66,100	1,854,105
iShares Dow Jones U.S. Telecommunications Sector Index Fund	40,000	693,600
iShares Silver Trust (a)	230,600	3,705,742
KBW Bank ETF (d)	12,000	251,040
SPDR Gold Trust (a)	218,700	22,416,750
Technology Select Sector SPDR Fund	144,400	2,976,084
Telecom HOLDRs Trust	11,200	259,056
Utilities Select Sector SPDR Fund	117,400	3,332,986
Vanguard Telecommunication Services ETF	1,400	71,050

		43,199,638

Vietnam — 0.2%
Vietnam Enterprise Investments Ltd. — R Shares (a)	199,954	399,908
Vinaland Ltd. (a)	1,723,580	1,473,661

		1,873,569

Total Investment Companies — 5.3%		45,314,112

See Notes to Consolidated Financial Statements.

BLACKROCK GLOBAL DYNAMIC EQUITY FUND	OCTOBER 31, 2009	13

Consolidated Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Preferred Securities

Capital Trusts		Par (000)	Value

Singapore — 0.0%
DBS Capital Funding Corp., 7.66%, 12/31/49 (h)	USD	119	$120,190

Total Capital Trusts — 0.0%			120,190

Preferred Stocks	Shares

Brazil — 0.0%
Cia Brasileira, Class B (a)	4,425	133,559

United States — 0.4%
Bunge Ltd., 4.88% (e)	2,835	232,470
El Paso Corp., 4.99% (e)	2,281	1,993,024
Mylan, Inc., 6.50% (e)	580	597,400
NRG Energy, Inc., 4.00% (e)	416	478,400
XL Capital Ltd., 10.75% (e)	17,012	436,358

		3,737,652

Total Preferred Stocks — 0.4%		3,871,211

Total Preferred Securities — 0.4%		3,991,401

Warrants (i)

Canada — 0.0%
Kinross Gold Corp. (expires 9/03/13)	36,725	131,009
New Gold, Inc. (expires 4/03/12)	170,500	5,515

Total Warrants — 0.0%		136,524

Total Long-Term Investments (Cost — $807,775,661) — 94.8%		810,898,958

Short-Term Securities		Par (000)

Europe — 0.0%
Time Deposit — 0.0%
Brown Brothers Harriman & Co., 0.08%, 11/02/09	EUR	3	2,509

United States — 0.0%
Time Deposit — 0.0%
Brown Brothers Harriman & Co., 0.03%, 11/02/09	USD	85	85,018

U.S. Treasury Obligations 4.9%
U.S. Treasury Bills (j):
0.00%, 11/05/09		11,300	11,299,988
0.17%, 11/12/09		5,622	5,621,681
0.14%, 11/19/09		5,553	5,552,556
0.08%, 12/03/09		695	694,951
0.14%, 12/10/09 (k)		3,492	3,491,864
0.10%, 12/24/09		3,900	3,899,415
0.06%, 1/07/10		2,135	2,134,778
0.06%, 1/14/10		7,185	7,184,461
0.05%, 1/21/10		1,345	1,344,890
0.04%, 1/28/10		1,100	1,099,867

			42,324,451

Short-Term Securities	Shares	Value

Money Market Funds — 1.0%
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.18% (l)(m)	196,326	$196,326

		Beneficial Interest (000)

BlackRock Liquidity Series, LLC Money Market Series, 0.33% (l)(m)(n)	USD	8,141	8,141,000

Total Short-Term Securities (Cost — $50,748,474) — 5.9%			50,749,304

Options Purchased	Contracts

Exchange-Traded Call Options Purchased
General Motors Corp., expiring 1/16/10 at USD 50	592	592
General Motors Corp., expiring 1/16/10 at USD 60	558	558

Total Exchange-Traded Call Options Purchased		1,150

Exchange-Traded Put Options Purchased
S&P 500 Listed Option, expiring 12/19/09 at USD 900	39	36,270

Total Options Purchased (Cost — $578,130) — 0.0%		37,420

Total Investments Before Structured Options, Investments Sold Short and Outstanding Options Written (Cost — $859,102,265*) — 100.7%		861,685,682

Over-the-Counter Structured Options

Credit Suisse Euro Stoxx Index Link, expiring 7/23/10, Broker Credit Suisse International (o)	5,251	771,300
JPMorgan Euro Stoxx Index Link, expiring 7/16/10, Broker JPMorgan Chase Bank NA (p)	5,600	754,880

Total Over-the-Counter Structured Options (Premiums Paid — $0*) — 0.2%		1,526,180

Investments Sold Short	Shares

Bed Bath & Beyond, Inc.	26,400	(929,544)
D.R. Horton Inc.	65,200	(714,592)
Home Depot, Inc.	66,800	(1,676,012)
Lowe’s Cos., Inc.	43,800	(857,166)
Masco Corp.	40,800	(479,400)

Total Investments Sold Short (Proceeds — $4,758,993) — (0.5)%		(4,656,714)

See Notes to Consolidated Financial Statements.

14	BLACKROCK GLOBAL DYNAMIC EQUITY FUND	OCTOBER 31, 2009

Consolidated Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Options Written	Contracts	Value

Exchange-Traded Call Options Written
Apple, Inc., expiring 1/16/10 at USD 85	183	$(1,899,997)
Avon Products, Inc., expiring 1/16/10 at USD 22.50	241	(230,155)
Burlington Northern Santa Fe Corp., expiring 1/16/10 at USD 80	218	(50,140)
Cigna Corp., expiring 1/16/10 at USD 30	171	(29,070)
Complete Production Services, Inc., expiring 1/16/10 at USD 7.50	180	(43,200)
Consol Energy, Inc., expiring 1/16/10 at USD 46	330	(91,575)
Humana, Inc., expiring 11/21/09 at USD 32	246	(145,140)
JPMorgan Chase & Co., expiring 12/19/09 at USD 39	547	(242,047)
MetLife, Inc., expiring 12/19/09 at USD 40	246	(12,915)
Microsoft Corp., expiring 1/16/10 at USD 17.50	470	(481,750)
Microsoft Corp., expiring 4/17/10 at USD 28	1,196	(230,230)
Morgan Stanley, expiring 1/16/10 at USD 35	133	(21,280)
Polycom, Inc., expiring 1/16/10 at USD 20	380	(95,950)
UnitedHealth Group, Inc., expiring 12/19/09 at USD 27	575	(73,313)
WellPoint, Inc., expiring 12/19/09 at USD 55	221	(13,260)
Xerox Corp., expiring 4/17/10 at USD 8	460	(34,500)

Total Exchange-Traded Call Options Written		(3,694,522)

Exchange-Traded Put Options Written
S&P 500 Listed Option, expiring 12/19/09 at USD 800	39	(14,040)

Total Options Written (Premiums Received — $1,919,895) — (0.4)%		(3,708,562)

Total Investments, Net of Structured Options, Investments Sold Short and Outstanding Options Written — 100.0%		854,846,586
Liabilities in Excess of Other Assets — 0.0%		(121,024)

Net Assets — 100.0%		$854,725,562

*	The cost and unrealized appreciation (depreciation) of investments as of October 31, 2009, as computed for federal income tax purposes, were as follows:

Aggregate cost	$868,014,062

Gross unrealized appreciation	$92,067,620
Gross unrealized depreciation	(96,869,820)

Net unrealized depreciation	$(4,802,200)

(a)	Non-income producing security.

(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	All or a portion of security has been pledged as collateral in connection with open financial futures contracts.

(d)	Security, or a portion of security, is on loan.

(e)	Convertible security.

(f)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.

(g)	Issuer filed for bankruptcy and/or is in default of interest payments.

(h)	Variable rate security. Rate shown is as of report date.

(i)

Warrants entitle the Fund to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.

(j)	Rates shown are the discount rates paid at the time of purchase.

(k)	All or a portion of security has been pledged in connection with swaps.

(l)	Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

Affiliate	Net Activity	Income

BlackRock Liquidity Funds, TempFund, Institutional Class	$196,326	$327
BlackRock Liquidity Series, LLC Money Market Series	$5,971,000	$18,060

(m)	Represents the current yield as of report date.

(n)	Security was purchased with the cash collateral from securities loans.

(o)

CSFB DJ EuroStoxx Structured Option is issued in units. Each unit represents a composite structure based on the product of the DJ EuroStoxx 50 Index and the Euro/U.S. Dollar exchange rate. Each unit contains (a) one written put on the composite index at a strike price of 3,173.207 and (b) two purchased call spreads on the composite index with a lower call strike of 3,271.3474 and an upper call strike of 3,762.0495. Because the Structured Option was constructed with an upper call strike limit of 115%, theoretically the structure would peak at 30.00% return in the event that the composite index rose to, or above the level of 3,762.0495 at expiration.

On October 31, 2009, the composite index was 4,038.158. At this time, the value of this Structured Option was $771,300 representing the potential obligation to the Fund from the counterparty based on the price of the structure of $480.56 per unit. The structure expires on July 23, 2010.

(p)

JP Morgan DJ EuroStoxx Structured Option is issued in units. Each unit represents a composite structure based on the product of the DJ EuroStoxx 50 Index and the Euro/U.S. Dollar exchange rate. Each unit contains (a) one written put on the composite index at a strike price of 3,299.55 and (b) 2.03 Call Spread units on the DJ Euro Stoxx with a lower call strike of 3,401.60 and an upper call strike of 3,911.84. For each unit of the Structured Option, the Fund has sold or written 2.03 calls on the composite index at 3,911.84 and bought 2.03 calls on the composite index at 3,401.60. Because the Structured Option was constructed with an upper call strike limit of 115%, theoretically the structure would peak at 30.45% return in the event that the composite index rose to, or above 3,911.84 at expiration.

On October 31, 2009, the composite index was 4,038.158. At this time, the value of this Structured Option was $754,880 representing the potential obligation to the Fund from the counterparty based on the price of the structure of $458.51 per unit. The structure expires on July 16, 2010.

See Notes to Consolidated Financial Statements.

BLACKROCK GLOBAL DYNAMIC EQUITY FUND	OCTOBER 31, 2009	15

Consolidated Schedule of Investments (continued)

•	Foreign currency exchange contracts as of October 31, 2009 were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)

USD	29,606	HKD	229,452	Brown Brothers Harriman & Co.	11/02/09	—
USD	174,205	JPY	15,903,150	Credit Suisse International	11/02/09	$(2,467)
BRL	2,146,978	USD	1,221,261	Brown Brothers Harriman & Co.	11/03/09	(3,641)
USD	658,288	KRW	785,865,205	Brown Brothers Harriman & Co.	11/03/09	(6,432)
BRL	39,035	USD	22,655	Brown Brothers Harriman & Co.	11/04/09	(522)
EUR	33,265,407	USD	49,797,649	Brown Brothers Harriman & Co.	11/09/09	(843,753)
JPY	1,647,963,850	USD	17,972,624	Brown Brothers Harriman & Co.	11/09/09	336,011
USD	3,096,432	CHF	3,124,950	Brown Brothers Harriman & Co.	11/09/09	50,135
USD	5,763,121	GBP	3,481,996	Brown Brothers Harriman & Co.	11/09/09	48,752
BRL	9,424,600	USD	5,416,437	Brown Brothers Harriman & Co.	11/10/09	(79,441)
INR	143,437,000	USD	3,065,548	Brown Brothers Harriman & Co.	11/10/09	(13,732)

Total						$(515,090)

•	Financial futures contracts purchased as of October 31, 2009 were as follows:

Contracts	Issue	Exchange	Expiration Date	Face Amount	Unrealized Appreciation (Depreciation)

10	DAX Index	Eurex	December	$2,088,278	$(100,265)
	25 Euro		2009
568	DJ Euro Stoxx	Eurex	December	23,455,495	(668,958)
			2009
65	FTSE 100 Index	NYSE	December	5,277,212	57,932
		LIFFE – London	2009
69	S&P 500 Index	Chicago	December	17,751,319	67,931
		Mercantile	2009

Total					$(643,360)

•	Financial futures contracts sold as of October 31, 2009 were as follows:

Contracts	Issue	Exchange	Expiration Date	Face Amount	Unrealized Appreciation

28	Hang Seng Index	Hong Kong	November	$3,972,482	$65,228
			2009

•	Total return swaps outstanding as of October 31, 2009 were as follows:

Interest Payable Rate	Counterparty	Expiration	Notional Amount (000)	Unrealized Appreciation (Depreciation)

(0.57)%[2]	BNP Paribas SA	September	USD 5,211	$162,1141
		2010
(0.44)%[3]	Deutsche Bank AG	September	USD 2,374	126,263[1]
		2010
(0.46)%[4]	BNP Paribas SA	September	USD 1,750	112,783[1]
		2010
0.04%[6]	BNP Paribas SA	September	USD 3,998	(90,318)[5]
		2010

Total				$310,842

[1]	Based on the change in the since inception return of the MSCI Daily Total Return Net Europe USD Index as of 10/31/09.

[2]	Based on the 3-month LIBOR minus 0.85% as of 10/31/09.

[3]	Based on the 3-month LIBOR minus 0.72% as of 10/31/09.

[4]	Based on the 3-month LIBOR minus 0.74% as of 10/31/09.

[5]	Based on the change in the since inception return of the MSCI Daily Total Return Net EAFE USD Index as of 10/31/09.

[6]	Based on the 3-month LIBOR minus 0.24% as of 10/31/09.

See Notes to Consolidated Financial Statements.

16	BLACKROCK GLOBAL DYNAMIC EQUITY FUND	OCTOBER 31, 2009

Consolidated Schedule of Investments (continued)

•	Fair Value Measurements — Various inputs are used in determining the fair value of investments, which are as follows:

• Level 1 — price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and other significant accounting policies, please refer to the Note 1 of the Notes to Consolidated Financial Statements.

The following table summarizes the inputs used as of October 31, 2009 in determining the fair valuation of the Fund’s investments:

Valuation Inputs	Investments in Securities

	Assets	Liabilities

Level 1
Long-Term Investments:
Common Stocks
Belgium	$300,734	—
Brazil	29,246,556	—
Canada	39,437,590	—
Chile	978,530	—
China	897,701	—
France	111,040	—
Germany	76,120	—
India	761,739	—
Ireland	1,094,607	—
Israel	2,702,372	—
Japan	58,780	—
Kazakhstan	3,232,955	—
Luxembourg	87,724	—
Mexico	1,936,949	—
Netherlands	796,936	—
Russia	17,090,334	—
South Africa	669,765	—
South Korea	2,560,677	—
Switzerland	3,707,357	—
Taiwan	1,790,540	—
Thailand	2,615,440	—
United Kingdom	9,793,864	—
United States	383,696,083	—
Investment Companies	44,914,204	—
Preferred Stocks	1,266,228	—
Warrants	136,524	—
Short-Term Securities	196,326	—
Investments Sold Short	—	$(4,656,714)

Total Level 1	550,157,675	(4,656,714)

Valuation Inputs (concluded)	Investments in Securities

	Assets	Liabilities

Level 2
Long-Term Investments:
Common Stocks
Australia	$7,502,282	—
Austria	1,117,187	—
Belgium	1,146,059	—
China	18,116,749	—
Egypt	1,642,472	—
Finland	783,722	—
France	8,647,381	—
Germany	1,884,266	—
Hong Kong	8,609,991	—
India	6,815,582	—
Indonesia	667,182	—
Italy	901,111	—
Japan	93,071,132	—
Luxembourg	51,948	—
Malaysia	3,325,584	—
Netherlands	1,686,484	—
Norway	1,331,377	—
Philippines	17,805	—
Singapore	9,397,004	—
South Africa	1,171,787	—
South Korea	8,643,491	—
Spain	3,281,501	—
Switzerland	11,191,081	—
Taiwan	8,735,565	—
United Kingdom	13,762,908	—
Corporate Bonds	26,485,018	—
U.S. Treasury Obligations	10,717,405	—
Investment Companies	399,908	—
Capital Trusts	120,190	—
Preferred Stocks	2,471,424	—
Short-Term Securities	50,552,978	—

Total Level 2	304,248,574	—

Level 3
Long-Term Investments:
Corporate Bonds	7,108,454	—
Preferred Stocks	133,559	—

Total Level 3	7,242,013	—

Total	$861,648,262	$(4,656,714)

See Notes to Consolidated Financial Statements.

BLACKROCK GLOBAL DYNAMIC EQUITY FUND	OCTOBER 31, 2009	17

Consolidated Schedule of Investments (concluded)

Valuation Inputs	Other Financial Instruments[1]

	Assets	Liabilities

Level 1	$228,511	$(4,477,785)
Level 2	836,058	(1,040,306)
Level 3	1,526,180	—

Total	$2,590,749	$(5,518,091)

[1]

Other financial instruments are swaps, financial futures contracts, foreign currency exchange contracts, structured options and options. Swaps, financial futures contracts and foreign currency contracts are shown at the unrealized appreciation/ depreciation on the instrument and structured options and options are shown at market value.

The following is a reconciliation of investments for unobservable inputs (Level 3) used in determining fair value:

	Investments in Securities

	Common Stocks	Corporate Bonds	Preferred Stocks	Total

Balance, as of October 31, 2008	$264,299	—	—	$264,299
Accrued discounts/premiums	—	—	—	—
Realized gain (loss)	—	—	—	—
Change in unrealized appreciation/depreciation	632,672	$499,586	—	1,132,258
Net purchases (sales)	—	44,643	—	44,643
Net transfers in (out) of Level 3	(896,971)	6,564,225	$133,559	5,800,813

Balance, as of October 31, 2009	—	$7,108,454	$133,559	$7,242,013

The following is a reconciliation of other financial instruments for unobservable inputs (Level 3) used in determining fair value:

Other Financial Instruments[2]

Assets

Balance, as of October 31, 2008	—
Accrued discounts/premiums	—
Realized gain (loss)	—
Change in unrealized appreciation/depreciation	—
Net purchases (sales)	—
Net transfers in Level 3	$1,526,180

Balance, as of October 31, 2009	$1,526,180

[2]	Other financial instruments are structured options which are shown at market value.

See Notes to Consolidated Financial Statements.

18	BLACKROCK GLOBAL DYNAMIC EQUITY FUND	OCTOBER 31, 2009

Consolidated Statement of Assets and Liabilities

October 31, 2009

Assets

Investments at value — unaffiliated (cost — $850,764,939) (including securities loaned of $7,182,440)	$853,348,356
Investments at value — affiliated (cost — $8,337,326)	8,337,326
Structured options at value (premiums paid — $0)	1,526,180
Cash	4,908,194
Foreign currency at value (cost — $1,096,350)	1,094,103
Unrealized appreciation on foreign currency exchange contracts	434,898
Unrealized appreciation on swaps	401,160
Investments sold receivable	5,041,115
Dividends receivable	1,895,222
Capital shares sold receivable	1,480,241
Interest receivable	593,455
Swaps receivable	6,728
Securities lending income receivable — affiliated	1,622
Prepaid expenses	82,150
Other assets	13,778

Total assets	879,164,528

Liabilities

Collateral on securities loaned at value	8,141,000
Investments sold short at value (proceeds — $4,758,993)	4,656,714
Options written at value (premiums received — $1,919,895)	3,708,562
Unrealized depreciation on foreign currency exchange contracts	949,988
Unrealized depreciation on swaps	90,318
Investments purchased payable	2,575,437
Capital shares redeemed payable	1,620,538
Margin variation payable	1,460,833
Investment advisory fees payable	582,514
Service and distribution fees payable	270,879
Deferred foreign capital gain tax	19,934
Dividends on short sales payable	3,060
Officer’s and Trustees’ fees payable	892
Swaps payable	230
Other affiliates payable	25,328
Other accrued expenses payable	332,739

Total liabilities	24,438,966

Net Assets	$854,725,562

Net Assets Consist of

Paid-in capital	976,264,814
Undistributed net investment income	8,000,506
Accumulated net realized loss	(131,183,991)
Net unrealized appreciation/depreciation	1,644,233

Net Assets	$854,725,562

Net Asset Value

Institutional — Based on net assets of $235,264,466 and 22,372,390 shares outstanding, unlimited shares authorized, $0.10 par value	$10.52

Investor A — Based on net assets of $400,667,902 and 38,172,468 shares outstanding, unlimited shares authorized, $0.10 par value	$10.50

Investor B — Based on net assets of $22,888,814 and 2,190,407 shares outstanding, unlimited shares authorized, $0.10 par value	$10.45

Investor C — Based on net assets of $187,334,610 and 17,983,251 shares outstanding, unlimited shares authorized, $0.10 par value	$10.42

Class R — Based on net assets of $8,569,770 and 818,988 shares outstanding, unlimited shares authorized, $0.10 par value	$10.46

See Notes to Consolidated Financial Statements.

BLACKROCK GLOBAL DYNAMIC EQUITY FUND	OCTOBER 31, 2009	19

Consolidated Statement of Operations

Year Ended October 31, 2009

Investment Income

Dividends	$17,932,623
Foreign taxes withheld	(706,537)
Interest	3,931,246
Securities lending income — affiliated	18,060
Income — affiliated	473

Total income	21,175,865

Expenses

Investment advisory	6,347,740
Service — Investor A	911,845
Service and distribution — Investor B	261,123
Service and distribution — Investor C	1,791,221
Service and distribution — Class R	35,996
Transfer agent — Institutional	250,351
Transfer agent — Investor A	484,062
Transfer agent — Investor B	67,430
Transfer agent — Investor C	259,292
Transfer agent — Class R	34,525
Custodian	313,397
Accounting services	301,622
Professional	124,452
Printing	113,399
Registration	59,964
Officer and Trustees	42,352
Miscellaneous	93,828

Total expenses excluding dividend expense	11,492,599
Dividend expense on short sales	169,855

Total expenses	11,662,454
Less fees waived by advisor	(335,597)

Total expenses after fees waived	11,326,857

Net investment income	9,849,008

Realized and Unrealized Gain (Loss)

Net realized gain (loss) from:
Investments (including $80,805 foreign capital gain tax)	(79,090,146)
Financial futures contracts and swaps	(14,088,078)
Options written	2,917,684
Foreign currency	(4,159,799)
Short sales	(1,131,997)

(95,552,336)

Net change in unrealized appreciation/depreciation on:
Investments (including $203,065 deferred foreign capital gain credit)	211,920,140
Financial futures contracts and swaps	10,404,678
Options written and structured options	(1,708,451)
Foreign currency	1,326,422
Short sales	(2,922,696)

219,020,093

Total realized and unrealized gain	123,467,757

Net Increase in Net Assets Resulting Operations	$133,316,765

See Notes to Consolidated Financial Statements.

20	BLACKROCK GLOBAL DYNAMIC EQUITY FUND	OCTOBER 31, 2009

Statements of Changes in Net Assets

	Year Ended October 31,

Increase (Decrease) in Net Assets:	2009 (Consolidated)	2008

Operations

Net investment income	$9,849,008	$9,655,096
Net realized loss	(95,552,336)	(34,762,504)
Net change in unrealized appreciation/depreciation	219,020,093	(522,259,239)

Net increase (decrease) in net assets resulting from operations	133,316,765	(547,366,647)

Dividends and Distributions to Shareholders From

Net investment income:
Institutional	(3,396,666)	(2,967,933)
Investor A	(4,166,448)	(3,704,220)
Investor B	—	(13,717)
Investor C	(259,368)	(365,926)
Class R	(50,535)	(48,175)
Net realized gain:
Institutional	—	(15,025,378)
Investor A	—	(24,465,366)
Investor B	—	(3,171,004)
Investor C	—	(11,819,802)
Class R	—	(425,864)

Decrease in net assets resulting from dividends and distributions to shareholders	(7,873,017)	(62,007,385)

Capital Share Transactions

Net increase (decrease) in net assets derived from capital share transactions	(101,000,488)	6,955,553

Redemption Fee

Redemption fee	23,559	54,970

Net Assets

Total increase (decrease) in net assets	24,466,819	(602,363,509)
Beginning of year	830,258,743	1,432,622,252

End of year	$854,725,562	$830,258,743

Undistributed net investment income	$8,000,506	$9,055,923

See Notes to Consolidated Financial Statements.

BLACKROCK GLOBAL DYNAMIC EQUITY FUND	OCTOBER 31, 2009	21

Financial Highlights

	Institutional				Investor A

	Year Ended October 31,				Year Ended October 31,
				Period Nov. 4, 2005[1] to October 31, 2006				Period Nov. 4, 2005[1] to October 31, 2006

	2009 (Consolidated)				2009 (Consolidated)
		2008	2007			2008	2007

Per Share Operating Performance

Net asset value, beginning of period	$8.98	$15.11	$12.03	$10.00	$8.96	$15.08	$12.00	$10.00

Net investment income[2]	0.15	0.15	0.13	0.12	0.12	0.11	0.10	0.10
Net realized and unrealized gain (loss)[3]	1.52	(5.60)	3.59	1.93	1.52	(5.57)	3.59	1.92

Net increase (decrease) from investment operations	1.67	(5.45)	3.72	2.05	1.64	(5.46)	3.69	2.02

Dividends and distributions from:
Net investment income	(0.13)	(0.11)	(0.19)	(0.02)	(0.10)	(0.09)	(0.16)	(0.02)
Net realized gain	—	(0.57)	(0.45)	—	—	(0.57)	(0.45)	—

Total dividends and distributions	(0.13)	(0.68)	(0.64)	(0.02)	(0.10)	(0.66)	(0.61)	(0.02)

Net asset value, end of period	$10.52	$8.98	$15.11	$12.03	$10.50	$8.96	$15.08	$12.00

Total Investment Return[4]

Based on net asset value	18.98%	(37.62)%	32.17%	20.51%[5,6]	18.58%	(37.74)%	31.84%	20.21%[5,6]

Ratios to Average Net Assets

Total expenses	1.07%	1.12%	1.04%	1.26%[7]	1.34%	1.38%	1.29%	1.51%[7]

Total expenses after fees waived	1.04%	1.09%	1.04%	1.26%[7]	1.30%	1.35%	1.29%	1.51%[7]

Total expenses after fees waived, excluding reorganization expenses and dividend expense	1.02%	0.99%	1.02%	1.26%[7]	1.27%	1.25%	1.27%	1.51%[7]

Net investment income	1.62%	1.13%	1.09%	1.14%[7]	1.37%	0.88%	0.83%	0.93%[7]

Supplemental Data

Net assets, end of period (000)	$235,264	$233,081	$383,601	$107,419	$400,668	$372,188	$648,402	$66,714

Portfolio turnover	35%	66%	35%	38%	35%	66%	35%	38%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Includes redemption fees, which are less than $0.01 per share.

[4]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[5]	Aggregate total investment return.

[6]	The previous investment advisor reimbursed the Fund in order to resolve a regulatory issue relating to an investment, which increased the return by 0.03%.

[7]	Annualized.

See Notes to Consolidated Financial Statements.

22	BLACKROCK GLOBAL DYNAMIC EQUITY FUND	OCTOBER 31, 2009

Financial Highlights (continued)

	Investor B				Investor C

	Year Ended October 31,				Year Ended October 31,
				Period Nov. 4, 2005[1] to October 31, 2006				Period Nov. 4, 2005[1] to October 31, 2006

	2009 (Consolidated)				2009 (Consolidated)
		2008	2007			2008	2007

Per Share Operating Performance

Net asset value, beginning of period	$8.88	$14.98	$11.91	$10.00	$8.87	$14.97	$11.92	$10.00

Net investment income[2]	0.05	0.01	0.01	0.02	0.06	0.01	0.01	0.02
Net realized and unrealized gain (loss)[3]	1.52	(5.54)	3.55	1.91	1.50	(5.52)	3.55	1.92

Net increase (decrease) from investment operations	1.57	(5.53)	3.56	1.93	1.56	(5.51)	3.56	1.94

Dividends and distributions from:
Net investment income	—	(0.00)[4]	(0.04)	(0.02)	(0.01)	(0.02)	(0.06)	(0.02)
Net realized gain	—	(0.57)	(0.45)	—	—	(0.57)	(0.45)	—

Total dividends and distributions	—	(0.57)	(0.49)	(0.02)	(0.01)	(0.59)	(0.51)	(0.02)

Net asset value, end of period	$10.45	$8.88	$14.98	$11.91	$10.42	$8.87	$14.97	$11.92

Total Investment Return[5]

Based on net asset value	17.68%	(38.24)%	30.76%	19.31%[6,7]	17.64%	(38.20)%	30.76%	19.41%[6,7]

Ratios to Average Net Assets

Total expenses	2.22%	2.21%	2.11%	2.27%[8]	2.10%	2.14%	2.07%	2.27%[8]

Total expenses after fees waived	2.08%	2.15%	2.09%	2.27%[8]	2.07%	2.11%	2.07%	2.27%[8]

Total expenses after fees waived, excluding reorganization expenses and dividend expense	2.06%	2.05%	2.07%	2.27%[8]	2.05%	2.01%	2.05%	2.27%[8]

Net investment income	0.51%	0.05%	0.09%	0.18%[8]	0.64%	0.12%	0.08%	0.16%[8]

Supplemental Data

Net assets, end of period (000)	$22,889	$34,682	$84,465	$18,395	$187,335	$183,125	$305,241	$103,167

Portfolio turnover	35%	66%	35%	38%	35%	66%	35%	38%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Includes redemption fees, which are less than $0.01 per share.

[4]	Amount is less than $(0.01) per share.

[5]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[6]	Aggregate total investment return.

[7]	The previous investment advisor reimbursed the Fund in order to resolve a regulatory issue relating to an investment, which increased the return by 0.03%.

[8]	Annualized.

See Notes to Consolidated Financial Statements.

BLACKROCK GLOBAL DYNAMIC EQUITY FUND	OCTOBER 31, 2009	23

Financial Highlights (concluded)

	Class R

	Year Ended October 31,
			Period March 1, 2007[1] to October 31, 2007

	2009 (Consolidated)
		2008

Per Share Operating Performance

Net asset value, beginning of period	$8.92	$15.04	$12.41

Net investment income[2]	0.09	0.08	0.04
Net realized and unrealized gain (loss)[3]	1.51	(5.57)	2.82

Net increase (decrease) from investment operations	1.60	(5.49)	2.86

Dividends and distributions from:
Net investment income	(0.06)	(0.06)	(0.02)
Net realized gain	—	(0.57)	(0.21)

Total dividends and distributions	(0.06)	(0.63)	(0.23)

Net asset value, end of period	$10.46	$8.92	$15.04

Total Investment Return[4]

Based on net asset value	18.16%	(37.95)%	23.36%[5]

Ratios to Average Net Assets

Total expenses	1.93%	1.92%	1.67%[6]

Total expenses after fees waived	1.62%	1.64%	1.55%[6]

Total expenses after fees waived, excluding reorganization expenses and dividend expense	1.60%	1.54%	1.54%[6]

Net investment income	1.02%	0.60%	0.53%[6]

Supplemental Data

Net assets, end of period (000)	$8,570	$7,183	$10,914

Portfolio turnover	35%	66%	35%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Includes redemption fees, which are less than $0.01 per share.

[4]	Where applicable, total investment returns include the reinvestment of dividends and distributions.

[5]	Aggregate total investment return.

[6]	Annualized.

See Notes to Consolidated Financial Statements.

24	BLACKROCK GLOBAL DYNAMIC EQUITY FUND	OCTOBER 31, 2009

Notes to Consolidated Financial Statements

1. Organization and Significant Accounting Policies:

BlackRock Global Dynamic Equity Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, open-end management investment company. The Fund is organized as a Delaware statutory trust. The Fund’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. Actual results may differ from these estimates. The Fund offers multiple classes of shares. Institutional Shares are sold without a sales charge and only to certain eligible investors. Investor A Shares are generally sold with a front-end sales charge. Investor B and Investor C Shares may be subject to a contingent deferred sales charge. Class R Shares are sold only to certain retirement or similar plans. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Investor A, Investor B, Investor C and Class R Shares bear certain expenses related to the shareholder servicing of such shares, and Investor B, Investor C and Class R Shares also bear certain expenses related to the distribution of such shares. Investor B Shares automatically convert to Investor A Shares after approximately eight years. Investor B Shares are only available for purchase through exchanges, dividend reinvestment or the purchase by certain qualified employee benefit plans. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor B shareholders may vote on material changes to the Investor A distribution plan).

The following is a summary of significant accounting policies followed by the Fund:

Basis of Consolidation: The accompanying consolidated financial statements include the accounts of BlackRock Cayman Global Dynamic Equity Fund I, Ltd. (the “Subsidiary”), a wholly owned subsidiary of the Fund, which primarily invests in commodity-related instruments. The Fund may invest up to 25% of its total assets in the Subsidiary. Intercompany accounts and transactions have been eliminated.

Valuation: Equity investments traded on a recognized securities exchange or the NASDAQ Global Market System are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the security.

The Fund values its bond investments on the basis of last available bid prices or current market quotations provided by dealers or pricing services selected under the supervision of the Board of Trustees (the “Board”). In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures based on valuation technology commonly employed in the market for such investments. Financial futures contracts traded on exchanges are valued at their last sale price. Swap agreements are valued utilizing quotes received daily by the Fund’s pricing service or through brokers, which are derived using daily swap curves and trades of underlying securities. Investments in open-end investment companies are valued at net asset value each business day. Short-term securities with maturities less than 60 days may be valued at amortized cost, which approximates fair value. The Fund values its investments in BlackRock Liquidity Series, LLC Money Market Series at fair value, which is ordinarily based upon its pro rata ownership in the net assets of the underlying fund.

Securities and other assets and liabilities denominated in foreign currencies are translated into US dollars using exchange rates determined as of the close of business on the New York Stock Exchange (“NYSE”). Foreign currency exchange contracts are valued at the mid between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. Over-the-counter (“OTC”) options and swaptions are valued by an independent pricing service using a mathematical model which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment or is not available, the investment will be valued by a method approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the investment advisor and/or sub-advisor seeks to determine the price that the Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-advisor deems relevant. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof.

BLACKROCK GLOBAL DYNAMIC EQUITY FUND	OCTOBER 31, 2009	25

Notes to Consolidated Financial Statements (continued)

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. The values of such instruments used in computing the net assets of the Fund are determined as of such times. Occasionally, events affecting the values of such instruments may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Fund’s net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such instruments, those instruments may be Fair Value Assets and be valued at their fair value as determined in good faith by the Board or by the investment advisor using a pricing service and/or procedures approved by the Board.

Foreign Currency Transactions: Foreign currency amounts are translated into United States dollars on the following basis: (i) market value of investment securities, assets and liabilities at the current rate of exchange; and (ii) purchases and sales of investment securities, income and expenses at the rates of exchange prevailing on the respective dates of such transactions.

The Fund reports foreign currency related transactions as components of realized gain (loss) for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

Capital Trusts: These securities are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured as either fixed or adjustable coupon securities that can have either a perpetual or stated maturity date. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. Payments on these securities are treated as interest rather than dividends for federal income tax purposes. These securities can have a rating that is slightly below that of the issuing company’s senior debt securities.

Preferred Stock: The Fund may invest in preferred stocks. Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Short Sales: When the Fund engages in a short sale, an amount equal to the proceeds received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the market value of the short sale. When the Fund makes a short sale, it will borrow the security sold short and deliver it to the broker-dealer with which it made the short sale. The Fund maintains a segregated account of securities as collateral for the short sales. The Fund is exposed to market risk based on the amount, if any, that the market value of the security increases beyond the market value at which the position was sold. Thus, a short sale of a security involves the risk that instead of declining, the price of the security sold short will rise. The short sale of securities involves the possibility of a theoretically unlimited loss since there is a theoretically unlimited potential for the market price of the security sold short to increase. The Fund is required to repay the counterparty any dividends or interest received on the security sold short. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited as to the dollar amount, will be recognized upon the termination of a short sale if the market price is greater or less than the proceeds originally received.

Zero-Coupon Bonds: The Fund may invest in zero-coupon bonds, which are normally issued at a significant discount from face value and do not provide for periodic interest payments. Zero-coupon bonds may experience greater volatility in market value than similar maturity debt obligations which provide for regular interest payments.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”) require that the Fund either deliver collateral or segregate assets in connection with certain investments (e.g., financial futures contracts, foreign currency exchange contracts, swaps, short sales, structured options and written options), the Fund will, consistent with SEC rules and/or certain interpretive letters issued by the SEC, segregate collateral or designate on its books and records cash or other liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, each party has requirements to deliver/deposit securities as collateral for certain investments.

26	BLACKROCK GLOBAL DYNAMIC EQUITY FUND	OCTOBER 31, 2009

Notes to Consolidated Financial Statements (continued)

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income is recognized on the accrual basis. The Fund amortizes all premiums and discounts on debt securities. Income and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Dividends and Distributions: Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

Securities Lending: The Fund may lend securities to financial institutions that provide cash as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund typically receives the income on the loaned securities but does not receive the income on the collateral. The Fund may invest the cash collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The Fund may pay reasonable lending agent, administrative and custodial fees in connection with their loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

Income Taxes: It is the Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

The Fund files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s US federal tax returns remains open for each of the four periods ended October 31, 2009. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Recent Accounting Standards: In June 2009, amended guidance was issued by the Financial Accounting Standards Board for transfers of financial assets. This guidance is intended to improve the relevance, representational faithfulness and comparability of the information that a reporting entity provides in its financial statements about a transfer of financial assets; the effects of a transfer on its financial position, financial performance, and cash flows; and a transferor’s continuing involvement, if any, in transferred financial assets. The amended guidance is effective for financial statements for fiscal years and interim periods beginning after November 15, 2009. Earlier application is prohibited. The recognition and measurement provisions of this guidance must be applied to transfers occurring on or after the effective date. Additionally, the enhanced disclosure provisions of the amended guidance should be applied to transfers that occurred both before and after the effective date of this guidance. The impact of this guidance on the Fund’s financial statements and disclosures, if any, is currently being assessed.

Other: Expenses directly related to the Fund or its classes are charged to that Fund or class. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods. Other expenses of the Fund are allocated daily to each class based on its relative net assets.

2. Derivative Financial Instruments:

The Fund may engage in various portfolio investment strategies both to increase the returns of the Fund and to economically hedge, or protect, its exposure to certain risks such as equity risk, credit risk and foreign currency exchange rate risk. Losses may arise if the value of the contract decreases due to an unfavorable change in the price of the underlying security or if the counterparty does not perform under the contract. The Fund may mitigate counterparty risk through master netting agreements included within an International Swaps and Derivatives Association, Inc. (“ISDA”) Master Agreement between a Fund and its counterparties. The ISDA Master Agreement allows the Fund to offset with its counterparty

BLACKROCK GLOBAL DYNAMIC EQUITY FUND	OCTOBER 31, 2009	27

Notes to Consolidated Financial Statements (continued)

certain derivative financial instruments’ payables and/or receivables with collateral held with each counterparty. The amount of collateral moved to/from applicable counterparties is based upon minimum transfer amounts of up to $500,000. To the extent amounts due to the Fund from its counterparties are not fully collateralized contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance. See Note 1 “Segregation and Collateralization” for additional information with respect to collateral practices.

The Fund’s maximum risk of loss from counterparty credit risk on over-the-counter derivatives is generally the aggregate unrealized gain in excess of any collateral pledged by the counterparty to the Fund. For over-the-counter purchased options, the Fund bears the risk of loss in the amount of the premiums paid and change in market value of the options should the counterparty not perform under the contracts. Options written by the Fund do not give rise to counterparty credit risk, as written options obligate the Fund to perform and not the counterparty. Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. Counterparty risk related to exchange-traded financial futures contracts and options is minimal because of the protection against defaults provided by the exchange on which they trade.

Financial Futures Contracts: The Fund may purchase or sell financial futures contracts and options on financial futures contracts to gain exposure to, or economically hedge against, changes in the value of interest rates (equity risk). Financial futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as margin variation and are recognized by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures contracts involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest rates and the underlying assets.

Foreign Currency Exchange Contracts: The Fund may enter into foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio positions (foreign currency exchange rate risk). A foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Foreign currency exchange contracts, when used by the Fund, help to manage the overall exposure to the currency backing some of the investments held by the Fund. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of foreign currency exchange contracts involves the risk that counterparties may not meet the terms of the agreement or unfavorable movements in the value of a foreign currency relative to the US dollar.

Options: The Fund may purchase and write call and put options to increase or decrease its exposure to underlying instruments (equity risk). A call option gives the purchaser of the option the right (but not the obligation) to buy, and obligates the seller to sell (when the option is exercised), the underlying instrument at the exercise price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise price at any time or at a specified time during the option period. When the Fund purchases (writes) an option, an amount equal to the premium paid (received) by the Fund is reflected as an asset (liability). The amount of the asset (liability) is subsequently marked-to-market to reflect the current market value of the option purchased (written). When an instrument is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the instrument acquired or deducted from (or added to) the proceeds of the instrument sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium received or paid). When the Fund writes a call option, such option is “covered,” meaning that the Fund holds the underlying instrument subject to being called by the option counterparty, or cash in an amount sufficient to cover the obligation. When the Fund writes a put option, such option is covered by cash in an amount sufficient to cover the obligation.

28	BLACKROCK GLOBAL DYNAMIC EQUITY FUND	OCTOBER 31, 2009

Notes to Consolidated Financial Statements (continued)

In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Fund may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Fund purchasing or selling a security at a price different from the current market value. The Fund may execute transactions in both listed and OTC options.

The Fund invests in structured options to increase or decrease its exposure to underlying securities (equity risk). These structured options are European-Style Options and consist of multiple OTC options which are priced as a single security. European-Style Options may only be exercised at the expiration date, but may be transferred/sold prior to the expiration date. Each of the component options is purchased or sold on a single underlying index. The value on structured options will increase when the value of the underlying index increases, and decrease when the value of the underlying index decreases. The Fund may also invest in structured options the return of which is inversely related to changes in an index (“Inverse Structured Options”). In general, the value on Inverse Structured Options will decrease when the value of the underlying index increases, and increase when the value of the underlying index decreases. Upon the exercise of the structured option, the Fund will receive a payment from, or be required to remit a payment to the counterparty, depending on the value of the underlying index at exercise.

Swaps: The Fund may enter into swap agreements, in which the Fund and a counterparty agree to make periodic net payments on a specified notional amount. These periodic payments received or made by the Fund are recorded in the Consolidated Statement of Operations as realized gains or losses, respectively. Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). When the swap is terminated, the Fund will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract, if any. Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

•

Credit default swaps — The Fund may enter into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which it is not otherwise exposed (credit risk). The Fund enters into credit default agreements to provide a measure of protection against the default of an issuer (as buyer protection) and/or gain credit exposure to an issuer to which it is not otherwise exposed (as seller of protection). The Fund may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign) or traded indexes. Credit default swaps on single-name issuers are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a negative credit event take place (e.g., bankruptcy, failure to pay, obligation accelerators, repudiation, moratorium or restructuring). Credit default swaps on traded indexes are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a write-down, principal or interest shortfall or default of all or individual underlying securities included in the index occurs. As a buyer, if an underlying credit event occurs, the Fund will either receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising of an index or receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising of an index. As a seller (writer), if an underlying credit event occurs, the Fund will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising of an index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising of an index.

•

Total return swaps — The Fund may enter into total return swaps to transfer the risk/return of one market (e.g., fixed income) to another market (e.g., equity) (equity risk and/or interest rate risk). Total return swaps are agreements in which one party commits to pay interest in exchange for the total return (coupons plus capital gains/losses) of an underlying asset. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty.

BLACKROCK GLOBAL DYNAMIC EQUITY FUND	OCTOBER 31, 2009	29

Notes to Consolidated Financial Statements (continued)

Derivatives Categorized by Risk Exposure:

Values of Derivative Instruments as of October 31, 2009*

	Asset Derivatives		Liability Derivatives

	Consolidated Statement of Assets and Liabilities Location	Value	Consolidated Statement of Assets and Liabilities Location	Value

Foreign currency exchange contracts	Unrealized appreciation on foreign currency exchange contracts	$434,898	Unrealized depreciation on foreign currency exchange contracts	$949,988

Equity contracts**	Unrealized appreciation/depreciation/Unrealized appreciation on swaps/Investments at value — unaffiliated/Structured options at value	2,155,851	Unrealized appreciation/depreciation/ Unrealized depreciation on swaps/Options written — at value	4,568,103

Total		$2,590,749		$5,518,091

*	For open derivative instruments as of October 31, 2009, see the Consolidated Schedule of Investments, which is also indicative of activity for the year ended October 31, 2009.

**

Includes cumulative appreciation/depreciation of financial futures contracts as reported in the Consolidated Schedule of Investments. Only current day’s margin variation is reported within the Consolidated Statement of Assets and Liabilities.

The Effect of Derivative Instruments on the Consolidated Statement of Operations Year Ended October 31, 2009

	Net Realized Gain (Loss) From

	Financial Futures Contracts	Swaps	Options	Foreign Currency Exchange Contracts	Total

Foreign currency exchange contracts	—	—	—	$(2,911,657)	$(2,911,657)
Credit contracts	—	$6,463	—	—	6,463
Equity contracts***	$(14,314,365)	219,824	$8,170,309	—	(5,924,232)

Total	$(14,314,365)	$226,287	$8,170,309	$(2,911,657)	$(8,829,426)

	Net Change in Unrealized Appreciation/Depreciation on

	Financial Futures Contracts	Swaps	Options	Foreign Currency Exchange Contracts	Total

Foreign currency exchange contracts	—	—	—	$1,271,861	$1,271,861
Credit contracts	—	$(47,440)	—	—	(47,440)
Equity contracts***	$10,141,276	310,842	$(4,716,485)	—	5,735,633

Total	$10,141,276	$263,402	$(4,716,485)	$1,271,861	$6,960,054

***	Options purchased are included in the net realized gain (loss) from investments and net change in unrealized appreciation/depreciation on investments.

3. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”) and Bank of America Corporation (“BAC”) are the largest stockholders of BlackRock, Inc. (“BlackRock”). BAC became a stockholder of BlackRock following its acquisition of Merrill Lynch & Co., Inc. (“Merrill Lynch”) on January 1, 2009. Prior to that date, both PNC and Merrill Lynch were considered affiliates of the Funds under the 1940 Act. Subsequent to the acquisition, PNC remains an affiliate, but due to the restructuring of Merrill Lynch’s ownership interest of BlackRock, BAC is not deemed to be an affiliate under the 1940 Act.

The Fund entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Fund’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services.

The Manager is responsible for the management of the Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee of 0.80%, on an annual basis, of the average daily value of the Fund’s net assets. The Manager has agreed to contractually waive and/or reimburse fees or expenses until March 1, 2010 so that the net operating expense ratio of the Fund, as a percentage of average daily net assets, will be no greater than 1.15% for Institutional Shares, 1.43% for Investor A Shares, 2.29% for Investor B Shares, 2.29% for Investor C Shares and 1.70% for Class R Shares. The expense limit applies to the aggregate expenses incurred on a share class (excluding: interest, taxes, brokerage commissions, expenses incurred as a result of investments in other funds and other expenses attributable to, and incurred as a result of, the Fund’s investments and other extraordinary expenses). The Fund waived $335,503, which is included in fees waived by advisor in the Consolidated Statement of Operations.

30	BLACKROCK GLOBAL DYNAMIC EQUITY FUND	OCTOBER 31, 2009

Notes to Consolidated Financial Statements (continued)

The Manager has voluntarily agreed to waive its advisory fee by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds. This amount is shown as fees waived by advisor in the Consolidated Statement of Operations.

The Manager has entered into separate sub-advisory agreements with BlackRock Investment Management, LLC (“BIM”) and BlackRock International Limited, both affiliates of the Manager, under which the Manager pays each sub-advisor for services it provides, a monthly fee that is a percentage of the investment advisory fee paid by the Fund to the Manager.

For the year ended October 31, 2009, the Fund reimbursed the Manager $14,907 for certain accounting services, which is included in accounting services in the Consolidated Statement of Operations.

The Fund has entered into a Distribution Agreement and Distribution Plans with BlackRock Investments, LLC (“BRIL”), which is an affiliate of BlackRock.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

	Service Fee	Distribution Fee

Investor A	0.25%	—
Investor B	0.25%	0.75%
Investor C	0.25%	0.75%
Class R	0.25%	0.25%

Pursuant to sub-agreements with each broker-dealer, including Merrill Lynch, Pierce, Fenner & Smith, Incorporated (“MLPF&S”), a wholly owned subsidiary of Merrill Lynch, and BRIL provide shareholder servicing and distribution services to the Fund. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution-related services to Investor A, Investor B, Investor C and Class R shareholders.

For the year ended October 31, 2009, affiliates including Merrill Lynch, from November 1, 2008 to December 31, 2008 (after which time Merrill Lynch was no longer considered an affiliate) earned underwriting discounts, direct commissions and dealer concessions on sales of the Fund’s Investor A Shares, which totaled $28,932. Affiliates received contingent deferred sales charges of $53,659, and $23,005 relating to transactions in Investor B and Investor C Shares, respectively. Furthermore, affiliates received contingent deferred sales charges of $23,444 relating to transactions subject to front-end sales charge waivers on Investor A Shares.

PNC Global Investment Servicing (U.S.) Inc., an indirect, wholly owned subsidiary of PNC and an affiliate of the Manager, serves as transfer agent and dividend disbursing agent. Each class of the Fund bears the costs of transfer agent fees associated with such respective classes. Transfer agency fees borne by each class of the Fund are comprised of those fees charged for all shareholder communications including mailing of shareholder reports, dividend and distribution notices, and proxy materials for shareholder meetings, as well as per account and per transaction fees related to servicing and maintenance of shareholder accounts, including the issuing, redeeming and transferring of shares of each class of the Fund, 12b-1 fee calculation, check writing, anti-money laundering services, and customer identification services.

The Fund may earn income on positive cash balances in demand deposit accounts that are maintained by the transfer agent on behalf of the Fund. For the year ended October 31, 2009, the Fund earned $146, which is included in income — affiliated in the Consolidated Statement of Operations.

Pursuant to written agreements, certain affiliates, including Merrill Lynch, from November 1, 2008 to December 31, 2008 (after which time Merrill Lynch was no longer considered an affiliate) provide the Fund with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, these affiliates receive an annual fee per shareholder account which will vary depending on share class. For the year ended October 31, 2009, the Fund paid $337,837 in return for these services, which is included in transfer agent in the Consolidated Statement of Operations.

The Manager maintains a call center, which is responsible for providing certain shareholder services to the Fund, such as responding to shareholder inquiries and processing transactions based upon instructions from shareholders with respect to the subscription and redemption of Fund shares. For the year ended October 31, 2009, the Fund reimbursed the Manager for costs incurred running the call center, which are included in transfer agent in the Consolidated Statement of Operations.

Call Center Fees

Institutional	$2,214
Investor A	$11,414
Investor B	$948
Investor C	$4,787
Class R	$105

In addition, MLPF&S received $5,248 in commissions on the execution of portfolio investment transactions for the Fund for the period November 1, 2008 to December 31, 2008 (after which time Merrill Lynch was no longer considered an affiliate).

BLACKROCK GLOBAL DYNAMIC EQUITY FUND	OCTOBER 31, 2009	31

Notes to Consolidated Financial Statements (continued)

The Fund has received an exemptive order from the SEC permitting it to lend portfolio securities to MLPF&S or its affiliates. Pursuant to that order, the Fund has retained BIM as the securities lending agent. BIM may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by the Manager or in registered money market funds advised by the Manager or its affiliates. The share of income earned by the Fund on such investments is shown as securities lending — affiliated in the Consolidated Statement of Operations. For the year ended October 31, 2009, BIM received $4,549 in securities lending agent fees.

Certain officers and/or directors of the Fund are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Manager for compensation paid to the Fund’s Chief Compliance Officer.

4. Investments:

Purchases and sales of investments, excluding short-term securities, and US government securities for the year ended October 31, 2009 were $250,928,900 and $309,893,763, respectively.

For the year ended October 31, 2009, purchases and sales of US government securities were $10,774,823 and $17,600,000, respectively.

Transactions in call options written for the year ended October 31, 2009 were as follows:

Call Options Written	Contracts	Premiums Received

Outstanding options written, beginning of year	21,825	$8,460,989
Options written	11,113	3,932,160
Options closed	(5,599)	(2,827,351)
Options exercised	(2,768)	(747,232)
Options expired	(18,774)	(7,017,909)

Outstanding options written, end of year	5,797	$1,800,657

Transactions in put options written for the year ended October 31, 2009 were as follows:

Put Options Written	Contracts	Premiums Received

Outstanding options written, beginning of year	477	$715,269
Options written	577	341,281
Options closed	(477)	(715,269)
Options expired	(538)	(222,043)

Outstanding options written, end of year	39	$119,238

5. Short-Term Borrowings:

The Fund, along with certain other funds managed by the Manager and its affiliates, is a party to a $500 million credit agreement with a group of lenders, which expired in November 2009. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund’s current Prospectus and Statement of Additional Information, subject to various other legal, regulatory or contractual limits. The Fund paid its pro rata share of 0.02% upfront fee on the aggregate commitment amount based on its net assets as of October 31, 2008. The Fund pays a commitment fee of 0.08% per annum based on the Fund’s pro rata share of the unused portion of the credit agreement, which is included in miscellaneous in the Consolidated Statement of Operations. Amounts borrowed under the credit agreement bear interest at a rate equal to the higher of the (a) federal funds effective rate and (b) reserve adjusted one month LIBOR, plus, in each case, the higher of (i) 1.50% and (ii) 50% of the CDX Index (as defined in the credit agreement). The Fund did not borrow under the credit agreement during the year ended October 31, 2009. Effective November 2009, the credit agreement was renewed until November 2010 with the following terms; 0.02% upfront fee on the aggregate commitment amount, which was allocated on net assets as of October 31, 2009, a commitment fee of 0.10% per annum on the Fund’s pro rata share of the unused portion of the credit agreement and the higher of the 1 month LIBOR plus 1.25% per annum or Fed Funds rate plus 1.25% per annum on amounts borrowed.

6. Income Tax Information:

Reclassifications: Accounting principles generally accepted in the United States of America require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The following permanent differences as of October 31, 2009 attributable to foreign currency transactions, amortization methods on fixed income securities, the characterization of expenses, the classification of settlement proceeds, the accounting for swap agreements and income recognized from pass-through entities were reclassified to the following accounts:

Paid-in capital	$3,825
Undistributed net investment income	$(3,031,408)
Accumulated net realized loss	$3,027,583

32	BLACKROCK GLOBAL DYNAMIC EQUITY FUND	OCTOBER 31, 2009

Notes to Consolidated Financial Statements (continued)

The tax character of distributions paid during the fiscal years ended October 31, 2009 and October 31, 2008 was as follows:

	10/31/2009	10/31/2008

Ordinary income	$7,873,017	$33,825,832
Long-term capital gains	—	28,181,553

Total distributions	$7,873,017	$62,007,385

As of October 31, 2009, the tax components of accumulated net losses were as follows:

Undistributed ordinary income	$7,892,885
Capital loss carryforwards	(122,110,019)
Net unrealized losses*	(7,322,118)

Total	$(121,539,252)

*

The differences between book-basis and tax-basis net unrealized losses were attributable primarily to the tax deferral of losses on wash sales, the tax deferral of losses on straddles, the timing and recognition of partnership income, the accounting for swap agreements, the realization for tax purposes of unrealized losses on certain futures, options and foreign currency contracts, the realization for tax purposes of unrealized gains on investments in passive foreign investment companies and the classification of investments.

As of October 31, 2009, the Fund had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates:

Expires October 31,

2016	$27,238,357
2017	94,871,662

Total	$122,110,019

7. Concentration, Geographic, Market and Credit Risk:

In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (credit risk). The value of securities held by the Fund may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to credit risk, the Fund may be exposed to counterparty risk, or the risk that an entity with which the Fund has unsettled or open transactions may default. Financial assets, which potentially expose the Fund to credit and counterparty risks, consist principally of investments and cash due from counterparties. The extent of the Fund’s exposure to credit and counterparty risks with respect to these financial assets is approximated by their value recorded in the Fund’s Consolidated Statement of Assets and Liabilities, less any collateral held by the Fund.

The Fund invests a substantial amount of its assets in issuers located in a single country or a limited number of countries. When the Fund concentrates its investments in this manner, it assumes the risk that economic, political and social conditions in those countries may have a significant impact on their investment performance. Please see the Consolidated Schedule of Investments for concentrations in specific countries.

As of October 31, 2009, the Fund had the following industry classifications:

Industry	Percent of Long-Term Investments

Oil & Gas	11%
Diversified Financial Services	8
Pharmaceuticals	7
Metals & Mining	6
Insurance	5
Diversified Telecommunication Services	5
Other*	58

*	All other industries held were each less than 5% of long-term investments.

8. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Year Ended October 31, 2009		Year Ended October 31, 2008

	Shares	Amount	Shares	Amount

Institutional

Shares sold	8,875,662	$80,384,829	13,096,429	$169,985,494
Shares issued to shareholders in reinvestment of dividends and distributions	337,132	2,861,149	1,165,557	16,005,253

Total issued	9,212,794	83,245,978	14,261,986	185,990,747
Shares redeemed	(12,783,656)	(114,302,301)	(13,709,000)	(159,757,153)

Net increase (decrease)	(3,570,862)	$(31,056,323)	552,986	$26,233,594

BLACKROCK GLOBAL DYNAMIC EQUITY FUND	OCTOBER 31, 2009	33

Notes to Consolidated Financial Statements (concluded)

	Year Ended October 31, 2009		Year Ended October 31, 2008

	Shares	Amount	Shares	Amount

Investor A

Shares sold and automatic conversion of shares	6,494,719	$57,518,004	4,939,017	$63,886,041
Shares issued to shareholders in reinvestment of dividends and distributions	416,908	3,543,430	2,440,964	33,335,670

Total issued	6,911,627	61,061,434	7,379,981	97,221,711
Shares redeemed	(10,289,524)	(92,243,229)	(8,838,680)	(106,478,393)

Net decrease	(3,377,897)	$(31,181,795)	(1,458,699)	$(9,256,682)

Investor B

Shares sold	314,236	$2,735,958	499,520	$6,644,261
Shares issued to shareholders in reinvestment of dividends and distributions	—	—	243,037	3,269,951

Total issued	314,236	2,735,958	742,557	9,914,212
Shares redeemed and automatic conversion of shares	(2,028,467)	(17,809,343)	(2,475,480)	(30,973,042)

Net decrease	(1,714,231)	$(15,073,385)	(1,732,923)	$(21,058,830)

Investor C

Shares sold	5,032,240	$43,539,391	4,266,751	$54,843,695
Shares issued to shareholders in reinvestment of dividends and distributions	26,345	223,644	987,712	13,169,662

Total issued	5,058,585	43,763,035	5,254,463	68,013,357
Shares redeemed and automatic conversion of shares	(7,729,725)	(67,568,381)	(4,994,399)	(58,277,272)

Net increase (decrease)	(2,671,140)	$(23,805,346)	260,064	$9,736,085

Class R

Shares sold	377,253	$3,318,420	59,606	$414,927
Shares issued to shareholders in reinvestment of dividends and distributions	5,891	50,082	407,552	5,664,773

Total issued	383,144	3,368,502	467,158	6,079,700
Shares redeemed	(369,339)	(3,252,141)	(387,860)	(4,778,314)

Net increase	13,805	$116,361	79,298	$1,301,386

There is a 2% redemption fee on shares redeemed or exchanged that have been held 30 days or less. The redemption fees are collected and retained by the Fund for the benefit of the remaining shareholders. The redemption fees are recorded as a credit to paid-in capital.

9. Subsequent Events:

Management’s evaluation of the impact of all subsequent events on the Fund’s financial statements was completed through December 28, 2009, the date the financial statements were issued and the following items were noted:

The Fund paid an ordinary income dividend on December 21, 2009 to shareholders of record on December 17, 2009 as follows:

Dividend Per Share

Institutional Shares	$0.146911
Investor A Shares	$0.120503
Investor B Shares	$0.016067
Investor C Shares	$0.039871
Class R Shares	$0.088373

34	BLACKROCK GLOBAL DYNAMIC EQUITY FUND	OCTOBER 31, 2009

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of BlackRock Global Dynamic Equity Fund:

We have audited the accompanying consolidated statement of assets and liabilities of BlackRock Global Dynamic Equity Fund (the “Fund”), including the consolidated schedule of investments, as of October 31, 2009, and the related consolidated statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of the securities owned as of October 31, 2009, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock Global Dynamic Equity Fund as of October 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Princeton, New Jersey
December 28, 2009

Important Tax Information (Unaudited)

The following information is provided with respect to the ordinary distribution paid by BlackRock Global Dynamic Equity Fund during the fiscal year ended October 31, 2009.

Payable Date	12/16/08

Qualified Dividend Income for Individuals	100.00%
Dividends Qualifying for the Dividend Received Deduction for Corporations	100.00%

BLACKROCK GLOBAL DYNAMIC EQUITY FUND	OCTOBER 31, 2009	35

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements

The Board of Trustees (the “Board,” and the members of which are referred to as “Board Members”) of BlackRock Global Dynamic Equity Fund (the “Fund”) met on May 5, 2009 and June 4 – 5, 2009 to consider the approval of the Fund’s investment advisory agreement (the “Advisory Agreement”) with BlackRock Advisors, LLC (the “Manager”), the Fund’s investment advisor. The Board also considered the approval of the sub-advisory agreements (collectively, the “Sub-Advisory Agreements”) between the Manager and each of (a) BlackRock Investment Management, LLC; and (b) BlackRock International Limited (collectively, the “Sub-Advisors”) with respect to the Fund. The Manager and the Sub-Advisors are referred to herein as “BlackRock.” The Advisory Agreement and the Sub-Advisory Agreements are referred to herein as the “Agreements.”

Activities and Composition of the Board

The Board of the Fund consisted of fifteen individuals, twelve of whom were not “interested persons” of the Fund as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”), at the time of the Board’s approval of the Agreements. The Board Members are responsible for the oversight of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chairman of the Board is an Independent Board Member. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee and an Executive Committee, each of which is composed of Independent Board Members (except for the Performance Oversight Committee and the Executive Committee, which each have one interested Board Member) and is chaired by Independent Board Members.

The Agreements

Pursuant to the 1940 Act, the Board is required to consider the continuation of the Agreements on an annual basis. In connection with this process, the Board assessed, among other things, the nature, scope and quality of the services provided to the Fund by the personnel of BlackRock and its affiliates, including investment management, administrative and shareholder services, oversight of fund accounting and custody, marketing services and assistance in meeting applicable legal and regulatory requirements.

Throughout the year, the Board, acting directly and through its committees, considers at each of its meetings factors that are relevant to its annual consideration of the renewal of the Agreements, including the services and support provided by BlackRock to the Fund and its shareholders. Among the matters the Board considered were: (a) investment performance for one-, three- and five-year periods, as applicable, against peer funds, and applicable benchmarks, if any, as well as senior management and portfolio managers’ analysis of the reasons for any out performance or underperformance against its peers; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Fund for services, such as transfer agency, marketing and distribution, call center and fund accounting; (c) Fund operating expenses; (d) the resources devoted to and compliance reports relating to the Fund’s investment objective, policies and restrictions; (e) the Fund’s compliance with its Code of Ethics and compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) the use of brokerage commissions and execution quality; (j) BlackRock’s implementation of the Fund’s valuation and liquidity procedures; and (k) periodic updates on BlackRock’s business.

Board Considerations in Approving the Agreements

The Approval Process: Prior to the May 5, 2009 meeting, the Board requested and received materials specifically relating to the Agreements. The Board is engaged in an ongoing process with BlackRock to continuously review the nature and scope of the information provided to better assist its deliberations. The materials provided in connection with the May meeting included: (a) information independently compiled and prepared by Lipper, Inc. (“Lipper”) on Fund fees and expenses, and the investment performance of the Fund as compared with a peer group of funds as determined by Lipper and a customized peer group selected by BlackRock (collectively, “Peers”); (b) information on the profitability of the Agreements to BlackRock and a discussion of fall-out benefits to BlackRock and its affiliates and significant shareholders; (c) a general analysis provided by BlackRock concerning investment advisory fees charged to other clients, such as institutional clients and closed-end funds, under similar investment mandates, as well as the performance of such other clients; (d) the impact of economies of scale; (e) a summary of aggregate amounts paid by the Fund to BlackRock; (f) sales and redemption data regarding the Fund’s shares; and (g) an internal comparison of management fees classified by Lipper, if applicable.

36	BLACKROCK GLOBAL DYNAMIC EQUITY FUND	OCTOBER 31, 2009

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements (continued)

At an in-person meeting held on May 5, 2009, the Board reviewed materials relating to its consideration of the Agreements. As a result of the discussions that occurred during the May 5, 2009 meeting, the Board presented BlackRock with questions and requests for additional information and BlackRock responded to these requests with additional written information in advance of the June 4 – 5, 2009 Board meeting.

At an in-person meeting held on June 4 – 5, 2009, the Fund’s Board, including the Independent Board Members, unanimously approved the continuation of the Advisory Agreement between the Manager and the Fund and the Sub-Advisory Agreements between the Manager and the Sub-Advisors with respect to the Fund, each for a one-year term ending June 30, 2010. The Board considered all factors it believed relevant with respect to the Fund, including, among other factors: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of the Fund and BlackRock portfolio management; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and certain affiliates from their relationship with the Fund; (d) economies of scale; and (e) other factors.

The Board also considered other matters it deemed important to the approval process, such as payments made to BlackRock or its affiliates relating to the distribution of Fund shares, services related to the valuation and pricing of Fund portfolio holdings, direct and indirect benefits to BlackRock and its affiliates and significant shareholders from their relationship with the Fund and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review. The Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as controlling, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services: The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of the Fund. Throughout the year, the Board compared Fund performance to the performance of a comparable group of mutual funds, and the performance of a relevant benchmark, if any. The Board met with BlackRock’s senior management personnel responsible for investment operations, including the senior investment officers. The Board also reviewed the materials provided by the Fund’s portfolio management team discussing Fund performance and the Fund’s investment objective, strategies and outlook.

The Board considered, among other factors, the number, education and experience of BlackRock’s investment personnel generally and the Fund’s portfolio management team, investments by portfolio managers in the funds they manage, BlackRock’s portfolio trading capabilities, BlackRock’s use of technology, BlackRock’s commitment to compliance and BlackRock’s approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also reviewed a general description of BlackRock’s compensation structure with respect to the Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent.

In addition to advisory services, the Board considered the quality of the administrative and non-investment advisory services provided to the Fund. BlackRock and its affiliates and significant shareholders provide the Fund with certain administrative, transfer agency, shareholder and other services (in addition to any such services provided to the Fund by third parties) and officers and other personnel as are necessary for the operations of the Fund. In addition to investment advisory services, BlackRock and its affiliates provide the Fund with other services, including: (i) preparing disclosure documents, such as the prospectus, the statement of additional information and periodic shareholder reports; (ii) assisting with daily accounting and pricing; (iii) overseeing and coordinating the activities of other service providers; (iv) organizing Board meetings and preparing the materials for such Board meetings; (v) providing legal and compliance support; and (vi) performing other administrative functions necessary for the operation of the Fund, such as tax reporting, fulfilling regulatory filing requirements, and call center services. The Board reviewed the structure and duties of BlackRock’s fund administration, accounting, legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Fund and BlackRock: The Board, including the Independent Board Members, also reviewed and considered the performance history of the Fund. In preparation for the May 5, 2009 meeting, the Board was provided with reports, independently prepared by Lipper, which included a comprehensive analysis of the Fund’s performance. The Board also reviewed a narrative and statistical analysis of the Lipper data that was prepared by BlackRock, which analyzed various factors that affect Lipper’s rankings. In connection with its review, the Board received and reviewed information regarding the investment performance of the Fund as compared to a representative group of similar funds as determined by Lipper and to all funds in the Fund’s applicable Lipper category and customized peer group selected by BlackRock. The Board was provided with a description of the methodology used by Lipper to select peer funds. The Board regularly reviews the performance of the Fund throughout the year. The Board attaches more importance to performance over relatively long periods of time, typically three to five years.

BLACKROCK GLOBAL DYNAMIC EQUITY FUND	OCTOBER 31, 2009	37

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements (continued)

The Board noted that the Fund ranked in the first quartile against its Customized Lipper Peer Group for each of the one-year, three-year and since inception periods reported.

C. Consideration of the Advisory Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates from their Relationship with the Fund: The Board, including the Independent Board Members, reviewed the Fund’s contractual advisory fee rates compared with the other funds in its Lipper category. It also compared the Fund’s total expenses, as well as actual management fees, to those of other comparable funds. The Board considered the services provided and the fees charged by BlackRock to other types of clients with similar investment mandates, including separately managed institutional accounts.

The Board received and reviewed statements relating to BlackRock’s financial condition and profitability with respect to the services it provided the Fund. The Board was also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Fund. The Board reviewed BlackRock’s profitability with respect to the Fund and other funds the Board currently oversees for the year ended December 31, 2008 compared to available aggregate profitability data provided for the year ended December 31, 2007. The Board reviewed BlackRock’s profitability with respect to other fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, expense allocations and business mix, and therefore comparability of profitability is somewhat limited.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. Nevertheless, to the extent such information is available, the Board considered BlackRock’s operating margin, in general, compared to the operating margin for leading investment management firms whose operations include advising open-end funds, among other product types. The comparison indicated that operating margins for BlackRock with respect to its registered funds are generally consistent with margins earned by similarly situated publicly traded competitors. In addition, the Board considered, among other things, certain third party data comparing BlackRock’s operating margin with that of other publicly-traded asset management firms, which concluded that larger asset bases do not, in themselves, translate to higher profit margins.

In addition, the Board considered the cost of the services provided to the Fund by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management and distribution of the Fund and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Board reviewed BlackRock’s methodology in allocating its costs to the management of the Fund. The Board also considered whether BlackRock has the financial resources necessary to attract and retain high-quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that is expected by the Board.

The Board noted that the Fund’s contractual advisory fees, which do not take into account any expense reimbursements or fee waivers, were lower than or equal to the median contractual advisory fees paid by the Fund’s Peers. The Board also noted that BlackRock has contractually agreed to waive fees or reimburse expenses in order to limit the Fund’s total net expenses on a class-by-class basis, as applicable.

D. Economies of Scale: The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of the Fund increase and whether there should be changes in the advisory fee rate or structure in order to enable the Fund to participate in these economies of scale, for example through the use of breakpoints in the advisory fee based upon the assets of the Fund. The Board considered that the funds in the BlackRock fund complex share some common resources and, as a result, an increase in the overall size of the complex could permit each fund to incur lower expenses than it would otherwise as a stand-alone entity. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations.

E. Other Factors: The Board also took into account other ancillary or “fallout” benefits that BlackRock or its affiliates and significant shareholders may derive from its relationship with the Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates and significant shareholders as service providers to the Fund, including for administrative, transfer agency and distribution services. The Board also noted that BlackRock may use third party research obtained by soft dollars generated by certain mutual fund transactions to assist itself in managing all or a number of its other client accounts.

In connection with its consideration of the Agreements, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

38	BLACKROCK GLOBAL DYNAMIC EQUITY FUND	OCTOBER 31, 2009

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements (concluded)

Conclusion

The Board, including the Independent Board Members, unanimously approved the continuation of the Advisory Agreement between the Manager and the Fund for a one-year term ending June 30, 2010 and the Sub-Advisory Agreements between the Manager and Sub-Advisors with respect to the Fund for a one-year term ending June 30, 2010. Based upon its evaluation of all these factors in their totality, the Board, including the Independent Board Members, was satisfied that the terms of the Agreements were fair and reasonable and in the best interest of the Fund and its shareholders. In arriving at a decision to approve the Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination. The contractual fee arrangements for the Fund reflect the results of several years of review by the Board Members and predecessor Board Members, and discussions between such Board Members (and predecessor Board Members) and BlackRock. Certain aspects of the arrangements may be the subject of more attention in some years than in others, and the Board Members’ conclusions may be based in part on their consideration of these arrangements in prior years.

BLACKROCK GLOBAL DYNAMIC EQUITY FUND	OCTOBER 31, 2009	39

Officers and Trustees

Name, Address and Year of Birth	Position(s) Held with Fund	Length of Time Served as a Trustee[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships

Non-Interested Trustees[1]

Robert M. Hernandez 40 East 52nd Street New York, NY 10022 1944	Chairman of the Board, Trustee and Member of the Audit Committee	Since 2007	Director, Vice Chairman and Chief Financial Officer of USX Corporation (energy and steel business) from 1991 to 2001.	35 RICs consisting of 101 Portfolios	ACE Limited (insurance company); Eastman Chemical Company (chemical); RTI International Metals, Inc. (metals); TYCO Electronics (electronics)

Fred G. Weiss 40 East 52nd Street New York, NY 10022 1941	Vice Chairman of the Board, Chairman of the Audit Committee and Trustee	Since 2007

Managing Director, FGW Associates (consulting and investment company) since 1997; Director, Michael J. Fox Foundation for Parkinson’s Research since 2000; Director, BTG International Plc (a global technology commercialization company) from 2001 to 2007.

				35 RICs consisting of 101 Portfolios	Watson Pharmaceutical Inc.

James H. Bodurtha 40 East 52nd Street New York, NY 10022 1944	Trustee	Since 2007	Director, The China Business Group, Inc. (consulting firm) since 1996 and Executive Vice President thereof from 1996 to 2003; Chairman of the Board, Berkshire Holding Corporation since 1980.	35 RICs consisting of 101 Portfolios	None

Bruce R. Bond 40 East 52nd Street New York, NY 10022 1946	Trustee	Since 2007

Trustee and member of the Governance Committee, State Street Research Mutual Funds from 1997 to 2005; Board Member of Governance, Audit and Finance Committee, Avaya Inc. (computer equipment) from 2003 to 2007.

				35 RICs consisting of 101 Portfolios	None

Donald W. Burton 40 East 52nd Street New York, NY 10022 1944	Trustee	Since 2007

Managing General Partner, The Burton Partnership, LP (an investment partnership) since 1979; Managing General Partner, The South Atlantic Venture Funds since 1983; Member of the Investment Advisory Council of the Florida State Board of Administration from 2001 to 2007.

				35 RICs consisting of 101 Portfolios	Knology, Inc. (telecommunications); Capital Southwest (financial)

Honorable Stuart E. Eizenstat 40 East 52nd Street New York, NY 10022 1943	Trustee	Since 2007

Partner and Head of International Practice, Covington and Burling (law firm) since 2001; International Advisory Board Member, The Coca-Cola Company since 2002; Advisory Board Member, BT Americas (telecommunications) since 2004; Member of the Board of Directors, Chicago Climate Exchange (environmental) since 2006; Member of the International Advisory Board, GML (energy) since 2003.

				35 RICs consisting of 101 Portfolios	Alcatel-Lucent (telecommunications); Global Specialty Metallurgical (metallurgical industry); UPS Corporation (delivery service)

Kenneth A. Froot 40 East 52nd Street New York, NY 10022 1957	Trustee	Since 2007	Professor, Harvard University since 1992.	35 RICs consisting of 101 Portfolios	None

40	BLACKROCK GLOBAL DYNAMIC EQUITY FUND	OCTOBER 31, 2009

Officers and Trustees (continued)

Name, Address and Year of Birth	Position(s) Held with Fund	Length of Time Served as a Trustee[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships

Non-Interested Trustees[1] (concluded)

John F. O’Brien 40 East 52nd Street New York, NY 10022 1943	Trustee	Since 2007

Trustee, Woods Hole Oceanographic Institute since 2003; Director, Allmerica Financial Corporation from 1995 to 2003; Director, ABIOMED from 1989 to 2006; Director, Ameresco, Inc. (energy solutions company) from 2006 to 2007.

				35 RICs consisting of 101 Portfolios	Cabot Corporation (chemicals); LKQ Corporation (auto parts manufacturing); TJX Companies, Inc. (retailer)

Roberta Cooper Ramo 40 East 52nd Street New York, NY 10022 1942	Trustee	Since 2007

Shareholder, Modrall, Sperling, Roehl, Harris & Sisk, P.A. (law firm) since 1993; Chairman of the Board, Cooper’s Inc. (retail) since 2000; Director of ECMC Group (service provider to students, schools and lenders) since 2001; President, The American Law Institute (non-profit) since 2008; President, American Bar Association from 1995 to 1996.

				35 RICs consisting of 101 Portfolios	None

David H. Walsh 40 East 52nd Street New York, NY 10022 1941	Trustee	Since 2007

Director, National Museum of Wildlife Art since 2007; Director, Ruckleshaus Institute and Haub School of Natural Resources at the University of Wyoming from 2006 to 2008; Trustee, University of Wyoming Foundation since 2008; Director, The American Museum of Fly Fishing since 1997; Director, The National Audubon Society from 1998 to 2005.

				35 RICs consisting of 101 Portfolios	None

Richard R. West 40 East 52nd Street New York, NY 10022 1938	Trustee and Member of the Audit Committee	Since 2005	Dean Emeritus, New York University’s Leonard N. Stern School of Business Administration since 1995.	35 RICs consisting of 101 Portfolios	Bowne & Co., Inc. (financial printers); Vornado Realty Trust (real estate company); Alexander’s Inc. (real estate company)

[1]	Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

[2]

Date shown is the earliest date a person has served as a Trustee for the Fund covered by this annual report. Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock Fund boards were realigned and consolidated into three new Fund boards in 2007.As a result, although the chart shows certain trustees as joining the Fund’s board in 2007, each trustee first became a member of the board of other legacy MLIM or legacy BlackRock Funds as follows: James H. Bodurtha since 1995; Bruce R. Bond since 2005; Donald W. Burton since 2002; Stuart E. Eizenstat since 2001; Kenneth A. Froot since 2005; Robert M. Hernandez since 1996; John F. O’Brien since 2004; Roberta Cooper Ramo since 2000; David H. Walsh since 2003; Fred G. Weiss since 1998; and Richard R. West since 1978.

BLACKROCK GLOBAL DYNAMIC EQUITY FUND	OCTOBER 31, 2009	41

Officers and Trustees (continued)

Name, Address and Year of Birth	Position(s) Held with Fund	Length of Time Served as a Trustee	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships

Interested Trustees[1]

Richard S. Davis 40 East 52nd Street New York, NY 10022 1945	Trustee	Since 2007

Managing Director, BlackRock, Inc. since 2005; Chief Executive Officer, State Street Research & Management Company from 2000 to 2005; Chairman of the Board of Trustees, State Street Research Mutual Funds from 2000 to 2005; Chairman, SSR Realty from 2000 to 2004.

				171 RICs consisting of 282 Portfolios	None

Laurence D. Fink 40 East 52nd Street New York, NY 10022 1952	Trustee	Since 2007

Chairman and Chief Executive Officer of BlackRock, Inc. since its formation in 1998 and of BlackRock, Inc.’s predecessor entities since 1988 and Chairman of the Executive and Management Committees; Formerly Managing Director, The First Boston Corporation, Member of its Management Committee, Co-Head of its Taxable Fixed Income Division and Head of its Mortgage and Real Estate Products Group; Chairman of the Board of several of BlackRock’s alternative investment vehicles; Director of several of BlackRock’s offshore funds; Member of the Board of Trustees of New York University, Chair of the Financial Affairs Committee and a member of the Executive Committee, the Ad Hoc Committee on Board Governance, and the Committee on Trustees; Co-Chairman of the NYU Hospitals Center Board of Trustees, Chairman of the Development/Trustee Stewardship Committee and Chairman of the Finance Committee; Trustee, The Boys’ Club of New York.

				35 RICs consisting of 101 Portfolios	None

Henry Gabbay 40 East 52nd Street New York, NY 10022 1947	Trustee	Since 2007

Consultant, BlackRock, Inc. from 2007 to 2008; Managing Director, BlackRock, Inc. from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Bond Allocation Target Shares from 2005 to 2007 and Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.

				171 RICs consisting of 282 Portfolios	None

[1]

Messrs. Davis and Fink are both “interested persons,” as defined in the Investment Company Act of 1940, of the Fund based on their positions with BlackRock, Inc. and its affiliates. Mr. Gabbay is an “interested person” of the Fund based on his former positions with BlackRock, Inc. and its affiliates as well as his ownership of BlackRock, Inc. and PNC securities. Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

42	BLACKROCK GLOBAL DYNAMIC EQUITY FUND	OCTOBER 31, 2009

Officers and Trustees (concluded)

Name, Address and Year of Birth	Position(s) Held with Fund	Length of Time Served	Principal Occupation(s) During Past Five Years

Fund Officers[1]

Anne F. Ackerley 40 East 52nd Street New York, NY 10022 1962	President and Chief Executive Officer	Since 2009

Managing Director of BlackRock, Inc. since 2000; Vice President of the BlackRock-advised funds from 2007 to 2009; Chief Operating Officer of BlackRock’s Global Client Group (GCG) since 2009; Chief Operating Officer of BlackRock’s U.S. Retail Group from 2006 to 2009; Head of BlackRock’s Mutual Fund Group from 2000 to 2006.

Jeffrey Holland, CFA 40 East 52nd Street New York, NY 10022 1971	Vice President	Since 2009

Director of BlackRock, Inc. since 2006; Chief Operating Officer of BlackRock’s U.S. Retail Group since 2009; Co-head of Product Development and Management for BlackRock’s U.S. Retail Group from 2007 to 2009; Product Manager of Raymond James & Associates from 2003 to 2006.

Brendan Kyne 40 East 52nd Street New York, NY 10022 1977	Vice President	Since 2009

Director of BlackRock, Inc. since 2008; Head of Product Development and Management for BlackRock’s U.S. Retail Group since 2009, co-head thereof from 2007 to 2009; Vice President of BlackRock, Inc. from 2005 to 2008; Associate of BlackRock, Inc. from 2002 to 2004.

Brian Schmidt 40 East 52nd Street New York, NY 10022 1958	Vice President	Since 2009

Managing Director of BlackRock, Inc. since 2004; Various positions with U.S. Trust Company from 1991 to 2003 including Director from 2001 to 2003 and Senior Vice President from 1998 to 2003; Vice President, Chief Financial Officer and Treasurer of Excelsior Funds, Inc., Excelsior Tax-Exempt Funds, Inc. and Excelsior Funds Trust from 2001 to 2003.

Neal J. Andrews 40 East 52nd Street New York, NY 10022 1966	Chief Financial Officer	Since 2007	Managing Director of BlackRock, Inc. since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.

Jay M. Fife 40 East 52nd Street New York, NY 10022 1970	Treasurer	Since 2007

Managing Director of BlackRock, Inc. since 2007 and Director in 2006; Assistant Treasurer of the Merrill Lynch Investment Managers, L.P. (“MLIM”) and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.

Brian P. Kindelan 40 East 52nd Street New York, NY 10022 1959	Chief Compliance Officer	Since 2007

Chief Compliance Officer of the BlackRock-advised funds since 2007; Managing Director and Senior Counsel of BlackRock, Inc. since 2005; Director and Senior Counsel of BlackRock Advisors, LLC from 2001 to 2004.

Howard B. Surloff 40 East 52nd Street New York, NY 10022 1965	Secretary	Since 2007	Managing Director and General Counsel of U.S. Funds at BlackRock, Inc. since 2006; General Counsel (U.S.) of Goldman Sachs Asset Management, L.P. from 1993 to 2006.

[1]	Officers of the Fund serve at the pleasure of the Board.

Further information about the Fund’s Officers and Trustees is available in the Fund’s Statement of Additional Information, which can be obtained without charge by calling (800) 441-7762.

Investment Advisor
BlackRock Advisors, LLC
Wilmington, DE 19809

Sub-Advisors
BlackRock Investment
Management, LLC
Plainsboro, NJ 08536

BlackRock
International Limited
Edinburgh EH3 8JB
United Kingdom

Custodian
Brown Brothers
Harriman & Co.
Boston, MA 02109

Transfer Agent
PNC Global Investment
Servicing (U.S.) Inc.
Wilmington, DE 19809

Accounting Agent
State Street Bank
and Trust Company
Princeton, NJ 08540

Distributor
BlackRock Investments, LLC
New York, NY 10022

Independent Registered
Public Accounting Firm
Deloitte & Touche LLP
Princeton, NJ 08540

Legal Counsel
Willkie Farr &
Gallagher LLP
New York, NY 10019

Address of the Fund
100 Bellevue Parkway
Wilmington, DE 19809

Effective July 31, 2009, Donald C. Burke, President and Chief Executive Officer of the Fund, retired. The Fund’s Board wishes Mr. Burke well in his retirement.

Effective August 1, 2009, Anne F. Ackerley became President and Chief Executive Officer of the Fund, and Jeffrey Holland and Brian Schmidt became Vice Presidents of the Fund.

Effective August 1, 2009, Jean Margo Reid resigned as a Trustee of the Fund. The Board wishes Ms. Reid well in her future endeavors.

Effective September 9, 2009, Brendan Kyne became a Vice President of the Fund.

BLACKROCK GLOBAL DYNAMIC EQUITY FUND	OCTOBER 31, 2009	43

Additional Information

General Information

Electronic Delivery

Electronic copies of most financial reports and prospectuses are available on the Fund’s website or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Fund’s electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly with BlackRock:

1)	Access the BlackRock website at http://www.blackrock.com/edelivery

2)	Click on the applicable link and follow the steps to sign up

3)	Log into your account

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and it is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact the Fund at (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request by calling toll-free (800) 441-7762; (2) at www.blackrock.com; and (3) on the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Fund voted proxies relating to securities held in the Fund’s portfolios during the most recent 12-month period ended June 30 is available, upon request and without charge (1) at www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

Availability of Quarterly Portfolio Schedule

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (202) 551-8090. The Fund’s Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM EST on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

44	BLACKROCK GLOBAL DYNAMIC EQUITY FUND	OCTOBER 31, 2009

Additional Information (concluded)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

BLACKROCK GLOBAL DYNAMIC EQUITY FUND	OCTOBER 31, 2009	45

A World-Class Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing.

Equity Funds

BlackRock All-Cap Energy & Resources Portfolio
BlackRock Asset Allocation Portfolio†
BlackRock Aurora Portfolio
BlackRock Balanced Capital Fund†
BlackRock Basic Value Fund
BlackRock Capital Appreciation Portfolio
BlackRock Energy & Resources Portfolio
BlackRock Equity Dividend Fund
BlackRock EuroFund
BlackRock Focus Growth Fund
BlackRock Focus Value Fund
BlackRock Fundamental Growth Fund
BlackRock Global Allocation Fund†
BlackRock Global Dynamic Equity Fund
BlackRock Global Emerging Markets Fund
BlackRock Global Financial Services Fund
BlackRock Global Growth Fund
BlackRock Global Opportunities Portfolio
BlackRock Global SmallCap Fund
BlackRock Health Sciences Opportunities Portfolio
BlackRock Healthcare Fund
BlackRock Index Equity Portfolio*
BlackRock International Fund
BlackRock International Diversification Fund
BlackRock International Index Fund
BlackRock International Opportunities Portfolio
BlackRock International Value Fund
BlackRock Large Cap Core Fund
BlackRock Large Cap Core Plus Fund
BlackRock Large Cap Growth Fund
BlackRock Large Cap Value Fund
BlackRock Latin America Fund
BlackRock Mid-Cap Growth Equity Portfolio
BlackRock Mid-Cap Value Equity Portfolio
BlackRock Mid Cap Value Opportunities Fund
BlackRock Natural Resources Trust
BlackRock Pacific Fund
BlackRock Science & Technology Opportunities Portfolio
BlackRock Small Cap Core Equity Portfolio
BlackRock Small Cap Growth Equity Portfolio
BlackRock Small Cap Growth Fund II
BlackRock Small Cap Index Fund
BlackRock Small Cap Value Equity Portfolio
BlackRock Small/Mid-Cap Growth Portfolio
BlackRock S&P 500 Index Fund
BlackRock U.S. Opportunities Portfolio
BlackRock Utilities and Telecommunications Fund
BlackRock Value Opportunities Fund

Fixed Income Funds

BlackRock Bond Portfolio
BlackRock Emerging Market Debt Portfolio
BlackRock GNMA Portfolio
BlackRock Government Income Portfolio
BlackRock High Income Fund
BlackRock High Yield Bond Portfolio
BlackRock Income Portfolio†
BlackRock Income Builder Portfolio†
BlackRock Inflation Protected Bond Portfolio
BlackRock Intermediate Government Bond Portfolio
BlackRock International Bond Portfolio
BlackRock Long Duration Bond Portfolio
BlackRock Low Duration Bond Portfolio
BlackRock Managed Income Portfolio
BlackRock Short-Term Bond Fund
BlackRock Strategic Income Portfolio
BlackRock Total Return Fund
BlackRock Total Return Portfolio II
BlackRock World Income Fund

Municipal Bond Funds

BlackRock AMT-Free Municipal Bond Portfolio
BlackRock California Municipal Bond Fund
BlackRock Delaware Municipal Bond Portfolio
BlackRock High Yield Municipal Fund
BlackRock Intermediate Municipal Fund
BlackRock Kentucky Municipal Bond Portfolio
BlackRock Municipal Insured Fund
BlackRock National Municipal Fund
BlackRock New Jersey Municipal Bond Fund
BlackRock New York Municipal Bond Fund
BlackRock Ohio Municipal Bond Portfolio
BlackRock Pennsylvania Municipal Bond Fund
BlackRock Short-Term Municipal Fund

Target Risk & Target Date Funds

BlackRock Prepared Portfolios
Conservative Prepared Portfolio
Moderate Prepared Portfolio
Growth Prepared Portfolio
Aggressive Growth Prepared Portfolio
BlackRock Lifecycle Prepared Portfolios
Prepared Portfolio 2010
Prepared Portfolio 2015
Prepared Portfolio 2020
Prepared Portfolio 2025
Prepared Portfolio 2030
Prepared Portfolio 2035
Prepared Portfolio 2040
Prepared Portfolio 2045
Prepared Portfolio 2050

*	See the prospectus for information on specific limitations on investments in the fund.

†	Mixed asset fund.

BlackRock mutual funds are currently distributed by BlackRock Investments, LLC. You should consider the investment objectives, risks, charges and expenses of the funds under consideration carefully before investing. Each fund’s prospectus contains this and other information and is available at www.blackrock.com or by calling (800) 441-7762 or from your financial advisor. The prospectus should be read carefully before investing.

46	BLACKROCK GLOBAL DYNAMIC EQUITY FUND	OCTOBER 31, 2009

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change. Please see the Fund’s prospectus for a description of risks associated with global investments.

#GDE-10/09

Item 2 –

Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. During the period covered by this report, there have been no amendments to or waivers granted under the code of ethics. A copy of the code of ethics is available without charge at www.blackrock.com.

Item 3 –

Audit Committee Financial Expert – The registrant’s board of directors or trustees, as applicable (the “board of directors”) has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Robert M. Hernandez
Fred G. Weiss
Richard R. West

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

Item 4 –	Principal Accountant Fees and Services

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees[3]
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End

BlackRock Global Dynamic Equity Fund	$30,800	$29,300	$0	$0	$16,634	$16,435	$1,028	$1,049

1 The nature of the services include assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.

2 The nature of the services include tax compliance, tax advice and tax planning.

3 The nature of the services include a review of compliance procedures and attestation thereto.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The registrant’s audit committee (the “Committee”) has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the registrant’s affiliated service providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC’s auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operation or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 for all of the registrants the Committee oversees. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to one or more of its members the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) Affiliates’ Aggregate Non-Audit Fees:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End

BlackRock Global Dynamic Equity Fund	$425,162	$422,484

(h) The registrant’s audit committee has considered and determined that the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any non-affiliated sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by the registrant’s investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Regulation S-X Rule 2-01(c)(7)(ii) – $407,500, 0%

Item 5 –	Audit Committee of Listed Registrants – Not Applicable

Item 6 –	Investments
(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form.
(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –

Submission of Matters to a Vote of Security Holders – The registrant’s Nominating and Governance Committee will consider nominees to the board of directors recommended by shareholders when a vacancy becomes available. Shareholders who wish to recommend a nominee should send nominations that include biographical information and set forth the qualifications of the proposed nominee to the registrant’s Secretary. There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

11(a) –

The registrant’s principal executive and principal financial officers or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15(d)-15(b) under the Securities Exchange Act of 1934, as amended.

11(b) –

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Exhibits attached hereto

12(a)(1) –	Code of Ethics – See Item 2

12(a)(2) –	Certifications – Attached hereto

12(a)(3) –	Not Applicable

12(b) –	Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Global Dynamic Equity Fund

By:	/s/ Anne F. Ackerley
Anne F. Ackerley
Chief Executive Officer of
BlackRock Global Dynamic Equity Fund

Date: December 21, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Anne F. Ackerley
Anne F. Ackerley
Chief Executive Officer (principal executive officer) of
BlackRock Global Dynamic Equity Fund

Date: December 21, 2009

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Global Dynamic Equity Fund

Date: December 21, 2009